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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RAMBUS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 24, 2014

To our stockholders:

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Rambus Inc. The Annual Meeting will be held on:

  Date:
  Thursday, April 24, 2014
  Time:
  9:00 a.m., Pacific Time
  Place:
  Attend the annual meeting online, including voting and submitting questions, at www.virtualshareholdermeeting.com/RMBS2014.

        The following matters will be voted on at the Annual Meeting:

  1.
  Election of three Class I directors;

  2.
  Advisory vote to approve named executive officer compensation;

  3.
  Approval of amending our 2006 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under such plan by 10,000,000 shares;

  4.
  Approval of amending our 2006 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under such plan by 1,500,000 shares;

  5.
  Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm; and

  6.
  Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

        We are not aware of any other business to come before the meeting.

        These items of business are more fully described in the Proxy Statement which is available at www.proxyvote.com. This notice, the Notice of Internet Availability, the 2013 Annual Report and our Proxy Statement for our 2014 annual stockholder meeting and form of proxy are being made available to stockholders on March 14, 2014.

        Only stockholders of record as of February 28, 2014, may vote at the Annual Meeting. Whether or not you plan to attend the meeting, please vote at www.proxyvote.com, call 1-800-690-6903 or complete, sign, date and return the proxy card. Returning the proxy card does NOT deprive you of your right to attend the meeting and to vote your shares at the meeting. The Proxy Statement explains proxy voting and the matters to be voted on in more detail. Please read our Proxy Statement carefully. We look forward to your attendance at the Annual Meeting.

By Order of the Board of Directors
Jae Kim Senior Vice President, General Counsel and Secretary
Sunnyvale, California March 14, 2014

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE AT
WWW.PROXYVOTE.COM, AS INSTRUCTED ON THE PROXY CARD OR THE NOTICE OF INTERNET
AVAILABILITY OF PROXY MATERIALS, CALL 1-800-690-6903, OR COMPLETE, SIGN, DATE AND
RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE

RAMBUS INC.
PROXY STATEMENT
FOR
2014 ANNUAL MEETING OF STOCKHOLDERS

i

ii

RAMBUS INC.
PROXY STATEMENT
FOR
2014 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

        The Board of Directors of Rambus Inc. ("Rambus," "we," "us" or the "Company") is providing these proxy materials to you for use at our 2013 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, April 24, 2014 at 9:00 a.m. Pacific Time, and at any postponement or adjournment of the meeting. The purpose of the Annual Meeting is described in the Notice of Annual Meeting of Stockholders.

        The Annual Meeting will be held virtually via the Internet at www.virtualshareholdermeeting.com/RMBS2014. You will be able to vote and submit questions during the meeting.

        Our principal executive offices are located at 1050 Enterprise Way, Suite 700, Sunnyvale, California 94089; our telephone number is (408) 462-8000. The Notice of Internet Availability (the "Internet Notice") was first mailed on or about March 14, 2014 to stockholders of record as of February 28, 2014 and these proxy solicitation materials combined with the Annual Report for the fiscal year ended December 31, 2013, including our Annual Report on Form 10-K for the year ended December 31, 2013 (the "Form 10-K") were first made available to you on the Internet, on or about March 14, 2014. We maintain a website at www.rambus.com. The information on our website is not a part of this Proxy Statement.

GENERAL INFORMATION ABOUT THE MEETING

Who May Attend	You may attend the Annual Meeting if you owned your shares, either as a stockholder of record or as a beneficial owner as described below, as of the close of business on February 28, 2014 (the "Record Date").
Stockholders of Record

If your shares are registered directly in your name, then you are considered to be the stockholder of record with respect to those shares, and we are sending these proxy materials directly to you. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/RMBS2014.

Stockholders may vote and submit questions while attending the meeting on the Internet.
Beneficial Owners

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered to be the stockholder of record with respect to those shares.

Internet Notice

Pursuant to the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, the Internet Notice has been sent to our stockholders of record and beneficial owners as of the Record Date. Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found on the Internet Notice. In addition, the Internet Notice provides information on how stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

By accessing the proxy materials on the Internet or choosing to receive your future proxy materials by email, you will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders' meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. If you choose to receive future proxy materials by mail, you will receive a paper copy of those materials, including a form of proxy. Your election to receive proxy materials by mail or email will remain in effect until you notify us that you are terminating your request.

Who May Vote

You may vote at the Annual Meeting if you owned your shares, either as a stockholder of record or as a beneficial owner, as of the close of business on the Record Date. As of that date, we had a total of 113,656,508 shares of common stock outstanding, which were held of record by approximately 622 stockholders. You are entitled to one vote for each share of our common stock that you own.

As of the Record Date, we had no shares of preferred stock outstanding.
Voting Your Proxy	Stockholders of Record
If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by:
• voting via the internet at www.proxyvote.com;
• voting by telephone at 1-800-690-6903; or
• voting by mail (if you requested printed copies of the proxy materials to be mailed to you), by completing, signing, dating and mailing the proxy card in the postage-paid envelope provided.

Even if you vote your shares by proxy, you may also choose to attend the meeting and vote your shares in person. If you provide instructions in your completed proxy card, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted "FOR" all of the proposals described herein.

Beneficial Owners

If you are the beneficial owner of shares held in street name, you have the right to direct your broker how to vote. Your broker or nominee has enclosed with these materials or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

You are invited to attend the meeting and vote your shares at the meeting.
Discretionary Voting Power; Matters to be Presented

We are not aware of any matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, the proxy holders can vote your shares on the new meeting date as well, unless you have subsequently revoked your proxy.

Changing Your Vote	Stockholders of Record
If you would like to change your vote you can do so in the following ways:
• deliver written notice of your revocation to our corporate Secretary prior to the Annual Meeting;
• deliver a properly executed, later dated proxy prior to the Annual Meeting;
• vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted); or
• attend the Annual Meeting and vote at the meeting.
Please note that your attendance at the meeting in and of itself is not enough to revoke your proxy.
Beneficial Owners

If you instructed a broker or nominee to vote your shares following the directions originally included with these materials or provided to you, you can change your vote only by following your broker or nominee's directions for doing so.

Cost of this Proxy Solicitation

We will bear the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies in person or by telephone. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. We have also hired Morrow & Co., LLC, 470 West Ave, Stanford, CT 06902 to help us solicit proxies from brokers, bank nominees and other institutional owners. We expect to pay Morrow & Co., LLC a fee of up to approximately $9,000 for its services, and we will reimburse certain out-of-pocket expenses.

Meeting Quorum	The Annual Meeting will be held if a majority of our outstanding shares of common stock entitled to vote are represented at the meeting or by proxy.
Our Voting Recommendations

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the directions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

• "FOR" the election of J. Thomas Bentley, Charles Kissner and David Shrigley as Class I directors;
• "FOR" the approval of named executive officer compensation, as disclosed in this Proxy Statement;
• "FOR" the amendment to our 2006 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under such plan by 10,000,000 shares;
• "FOR" the amendment to our 2006 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance under such plan by 1,500,000 shares;
• "FOR" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.
Abstentions, Withheld, and Broker Non-Votes	We treat shares that are voted "WITHHELD" or "ABSTAIN" in person or by proxy as being:
• present for purposes of determining whether or not a quorum is present at the Annual Meeting; and
• entitled to vote on a particular subject matter at the Annual Meeting.

In the election of directors, any vote you make that is a "WITHHELD" or "ABSTAIN" for any nominee will not impact the election of that nominee. In tabulating the voting results for the election of directors, only "FOR" and "AGAINST" votes are counted.

For the other proposals, a "WITHHELD" or "ABSTAIN" vote is the same as voting against the proposal.

If you hold your common stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a "broker non-vote") unless you have given the broker voting instructions. Thus, if you hold your common stock through a broker, it is critical that you cast your vote if you want it to count. If you hold your common stock through a broker and you do not instruct your broker how to vote on Proposals One, Two, Three and Four, it will be considered a broker non-vote and no votes will be cast on your behalf with respect to such Proposals. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but do not count for or against any particular proposal.

Your broker will continue to have discretion to vote any uninstructed shares on Proposal Five, the Ratification of the Appointment of the Company's Independent Registered Public Accounting Firm.
Procedure for Submitting Stockholder Proposals

Stockholders may present proposals for action at a future annual meeting only if they comply with the requirements of our bylaws and the proxy rules established by the Securities and Exchange Commission ("SEC").

Stockholder proposals, including nominations for the election of directors, which are intended to be presented by such stockholders at our 2015 Annual Meeting of Stockholders must be received by us no later than November 14, 2014 to be considered for inclusion in the proxy statement and proxy card relating to that meeting.

In addition to the SEC rules, our bylaws establish an advance notice procedure for proposals that a stockholder wants to have included in our proxy statement relating to a meeting or to have brought before the meeting. To be timely, a stockholder proposal must be received by the Company's corporate Secretary at the principal executive offices of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. However, if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year's annual meeting, then notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

Moreover, your notice must contain specific information concerning the matters to be brought before the meeting. We urge you to read our bylaws in full in order to understand the requirements of bringing a proposal or nomination.

A copy of the full text of the bylaw provision relating to our advance notice procedure may be obtained by writing to our corporate Secretary or by accessing a copy of our bylaws, which are publicly available at http://www.sec.gov. All notices of proposals by stockholders, whether or not included in proxy materials, should be sent to Rambus Inc., 1050 Enterprise Way, Suite 700, Sunnyvale, California 94089, Attention: Secretary.

Communication With the Board of Directors

Our Board of Directors may be contacted by writing to them via regular mail at Board of Directors, Rambus Inc., 1050 Enterprise Way, Suite 700, Sunnyvale, California 94089. If you wish to contact our Board of Directors or any member of the Audit Committee to report questionable accounting or auditing matters you may do so anonymously by using this mailing address and designating the communication as "confidential."

Our process for handling communications to our Board of Directors is as follows:

Any stockholder communications that our Board of Directors receives will first go to our Secretary/General Counsel, who will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in our stockholder communications log.

Unless the communication is marked "confidential," our Secretary/General Counsel will review, summarize and, if appropriate, draft a response to the communication in a timely manner. The summary and response will be in the form of a memo, which will become part of the stockholder communications log that our Secretary/General Counsel maintains with respect to all stockholder communications.

Our Secretary/General Counsel will then forward the original stockholder communication along with the memo to the member(s) of our Board of Directors (or committee chair if the communication is addressed to a committee) for review.

Any stockholder communication marked "confidential" will be logged by our Secretary/General Counsel as "received" but will not be reviewed, opened or otherwise held by our Secretary/General Counsel. Such confidential correspondence will be immediately forwarded to the addressee(s) without a memo or any other comment by our Secretary/General Counsel.

Annual Meeting Attendance

Members of our Board of Directors are invited but not required to attend the Annual Meeting of Stockholders. The 2013 Annual Meeting of Stockholders was attended by the following members of our Board of Directors: Ms. Herscher and Messrs. Bentley, Black, Kissner, Shrigley, and Stang.

"Householding" of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy. If your proxy statement is being householded and you would like to receive separate copies, or if you are receiving multiple copies and would like to receive a single copy, please contact Investor Relations at Rambus Inc., 1050 Enterprise Way, Suite 700, Sunnyvale, California 94089, Attention: Secretary, or ir@rambus.com, or place a collect call to the Company, at (408) 462-8000, and direct the call to the Investor Relations Department.

Delivery of Proxy Materials

To receive current and future proxy materials, such as annual reports, proxy statements and proxy cards, in either paper or electronic form, please contact Investor Relations at ir@rambus.com or http://investor.rambus.com, or place a collect call to the Company, at (408) 462-8000, and direct the call to the Investor Relations Department.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2014

The Notice and Proxy Statement, Annual Report to Shareholders and 10-K Combo
document are available at www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL ONE:
ELECTION OF DIRECTORS

        Our Board of Directors is currently composed of six members who are divided into two classes with overlapping two-year terms. As of the date of this proxy statement, we have three Class I directors and three Class II directors, as noted under "Nominees" below. At each annual meeting of stockholders, a class of directors is elected for a term of two years to succeed those directors whose terms expire on the annual meeting date. A director serves in office until his or her respective successor is duly elected and qualified or until his or her death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of an equal number of directors. Any vacancy occurring mid-term will be filled by a person selected by a majority of the other current members of the Board of Directors. There is no family relationship between any of our directors.

Nominees	Three Class I directors are to be elected at the Annual Meeting for a two-year term ending in 2016. Based upon the recommendation of our Corporate Governance/Nominating Committee, our Board has nominated: J. Thomas Bentley, Charles Kissner and David Shrigley for election as Class I directors.

If any of J. Thomas Bentley, Charles Kissner and David Shrigley is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the Board of Directors.

Vote Required

The Company's bylaws require, in uncontested elections, that each nominee for director is elected if such director receives a greater number of votes "FOR" his or her election than votes "AGAINST" with respect to such director. The Board of Directors, after taking into consideration the recommendation of the Corporate Governance and Nominating Committee of the Board, will determine whether or not to accept the pre-tendered resignation of any nominee for director, in an uncontested election, who receives a greater number of votes "AGAINST" his or her election than votes "FOR" such election. There are no cumulative voting rights in the election of directors. Stockholders as of the Record Date may vote their shares for or against some, all or none of the Class I nominees.

Information About Nominees and Other Directors

The members of our Board of Directors have deep executive and board leadership experience derived from their respective tenures as executives and directors of technology companies of various sizes. The following table contains information regarding the Class I nominees and other directors as of February 28, 2014. This information includes the specific experience, qualifications, attributes and skills that led to the Board of Directors' conclusion that the person should serve as a director.

 Nominees for Class I Directors

Name	Age	Principal Occupation and Business Experience
J. Thomas Bentley	64	Mr. Bentley has served as a director since March 2005, and has served as Chairman of the Board from June 2011 to March 2013. He served as a managing director at SVB Alliant (formerly Alliant Partners), a mergers and acquisitions firm, since he co-founded the firm in 1990 until October 2005. Mr. Bentley holds a B.A. in Economics from Vanderbilt University and an M.S. in Management from the Massachusetts Institute of Technology. Mr. Bentley currently serves on the board of Nanometrics, Inc. and various private companies and non-profit institutions.

Mr. Bentley's financial expertise and years of business and leadership experience, including fifteen years as a co-founder of a financial advisory firm, allow him to provide strategic guidance to us and led the Board of Directors to conclude that he should serve as a director. In addition, our Board of Directors' determination that Mr. Bentley is the Audit Committee "financial expert" lends further support to his financial acumen and qualifications for serving on our Board of Directors.

Charles Kissner.	66

Mr. Kissner has served as a director since July 2012. He is currently Chairman of the Board at Aviat Networks, a leader in wireless transmission systems, and was chief executive officer of Aviat from June 2010 to July 2011. Prior to Aviat Networks, Mr. Kissner was chairman and chief executive officer of Stratex Networks, Inc., a global provider of wireless transmission solutions from 1995 to 2007. Previously, Mr. Kissner was vice president/general manager of M/A-Com, Inc., a manufacturer of radio and microwave communication products, and president, chief executive officer and a director of Aristacom International, Inc., a communications software company. He was the executive vice president of Fujitsu Network Switching, Inc. and held several key positions at AT&T (now Alcatel-Lucent). Mr. Kissner holds a Bachelor of Science degree from California State Polytechnic University and a Master of Business Administration degree from Santa Clara University. Mr. Kissner is also a member of the board of directors of ShoreTel, Inc., Meru Networks and a non-profit institution.

Mr. Kissner's experience as a director and executive of wireless technology companies and his years of business and leadership experience led the Board of Directors to conclude that he should serve as a director.

Name	Age	Principal Occupation and Business Experience
David Shrigley	65

Mr. Shrigley has served as a director since October 2006. He was most recently the Executive Chairman of Soil and Topography Information, Inc. Mr. Shrigley was a member of the board of Wolfson Microelectronics plc, a supplier of mixed-signal chips for the digital market from November 2006 to December 2008, and was its chief executive officer from March 2007. He served as a general partner at Sevin Rosen Funds, a venture capital firm, from 1999 to 2005. Prior to that, Mr. Shrigley held the position of executive vice president, Marketing, Sales and Service at Bay Networks, a network hardware company. Mr. Shrigley served in various executive positions at Intel Corporation, including vice president and general manager of Asia Pacific sales and marketing operations based in Hong Kong, and vice president and general manager, corporate marketing. Mr. Shrigley holds a B.S. in Business Administration from Franklin University. In the past five years, Mr. Shrigley has served on the board of Wolfson Microelectronics plc.

Mr. Shrigley's experience as a director and executive officer of high technology companies, his experience in the venture capital industry and his years of international business and leadership experience led the Board of Directors to conclude that he should serve as a director.

        The Board unanimously recommends that you vote "FOR" the election to the Board of Directors of each of the nominees proposed above.

 Incumbent Class II Directors Whose Terms Expire in 2015

Name	Age	Principal Occupation and Business Experience
Ronald Black, Ph.D.	50	Chief Executive Officer and President. Dr. Black has served as our chief executive officer and president since June 2012 and as a director since July 2012. Dr. Black was previously the Managing Director of R.D. Black & Company, a consulting firm, since August 2011. From September 2010 to August 2011, Dr. Black was the Chief Executive Officer of MobiWire, formerly Sagem Wireless, a privately-held mobile handset company headquartered near Paris, France that offers products and services to original equipment manufacturers and mobile network operators in the mobile phone marketplace. From June 2009 to October 2010, Dr. Black served as Chairman and CEO of UPEK, Inc. Dr. Black currently serves as a board member of EnOcean GmbH, a German-based company that manufactures and markets energy harvesting technology, sensors, and radio frequency communication. From September 2010 to November 2012, he served as a board member of AuthenTec, Inc., which he joined following the AuthenTec-UPEK merger in September 2010 and from 2007 to 2013, he served as a board member of Inside Contactless, a France-based company engaged in the semiconductors and information technology industry. From September 2004 to June 2009, he was chief executive officer of Wavecom S.A., a publicly traded French wireless solutions company. Dr. Black holds a Bachelor of Science, a Masters of Science, and a Ph.D. in materials science and engineering from Cornell University in Ithaca, N.Y.

Dr. Black's status as our chief executive officer, his record as a leader of various technology companies, both domestic and foreign, and his deep technical expertise led the Board of Directors to conclude that he should serve as a director.

Name	Age	Principal Occupation and Business Experience
Penelope A. Herscher	53

Ms. Herscher has served as a director since July 2006. She currently holds the position of president and chief executive officer of FirstRain, Inc., a custom-configured, on-demand intelligence services firm, which she joined in 2005. Ms. Herscher previously held the position of executive vice president and chief marketing officer at Cadence Design Systems from 2002 to 2003, and executive vice president and general manager, Design and Verification Business during the second half of 2003. From 1996 to 2002, Ms. Herscher was president and chief executive officer of Simplex Solutions, which was acquired by Cadence in 2002. Before Simplex, she was an executive at Synopsys for eight years and started her career as an R&D engineer with Texas Instruments. She holds a M.A. with honors in Mathematics from Cambridge University in England. Ms. Herscher serves on the boards of FirstRain, JDS Uniphase, Inc. and several non-profit institutions.

Ms. Herscher's experience as chief executive officer of technology companies, the successful sale of a company under her leadership to a larger technology company and her years of business and leadership experience led the Board of Directors to conclude that she should serve as a director.

Eric Stang	54

Mr. Stang has served as a director since July 2008 and has served as Chairman of the Board since March 2013. Mr. Stang currently serves as a director, president and chief executive officer of Ooma, Inc., a provider of broadband telephony products, a position he has held since January 2009. Prior to joining Ooma, Mr. Stang served as a director, chief executive officer and president of Reliant Technologies, Inc., a developer of medical technology solutions for aesthetic applications, from 2006 to 2008. Mr. Stang previously served as chief executive officer and president of Lexar Media, Inc., a provider of solid state memory products from 2001 to 2006 and Chairman from 2004 to 2006. Mr. Stang received his A.B. from Stanford University and M.B.A. from the Harvard Business School. Mr. Stang also serves on the board of Invensense and several private companies.

Mr. Stang's experience as chief executive officer of high technology companies, his prior experience in the memory products market and his years of business and leadership experience led the Board of Directors to conclude that he should serve as a director.

Board of Directors Meetings and Committees	Our Board of Directors held a total of fifteen meetings during 2013. During 2013, each member of our Board of Directors attended 75% or more of the meetings of the Board of Directors and of the committees, if any, of which she or he was a member.
Director Independence

Our Board of Directors has determined that each of the following directors, constituting a majority of our Board of Directors, has no material relationship with us (either directly as a partner, stockholder or officer of an organization that has a relationship with us) and is "independent" under the applicable NASDAQ and SEC rules: J. Thomas Bentley, Penelope A. Herscher, Charles Kissner, David Shrigley and Eric Stang.

Each of the committees of our Board of Directors is composed of independent directors as follows:
	Audit Committee:	J. Thomas Bentley (Chair) Charles Kissner David Shrigley
	Compensation Committee:	Penelope A. Herscher (Chair) Charles Kissner
	Corporate Governance/ Nominating Committee:	Eric Stang (Chair) David Shrigley

Director Qualifications	Except as may be required by rules promulgated by NASDAQ or the SEC, there are currently no specific, minimum qualifications that must be met by each candidate for our Board of Directors, nor are there any specific qualities or skills that are necessary for one or more of the members of our Board of Directors to possess. The Corporate Governance/Nominating Committee considers a number of factors in its assessment of the appropriate skills and characteristics of members of the Board of Directors, as well as the composition of the Board of Directors as a whole. These factors include the members' qualification as independent, as well as consideration of judgment, character, integrity, diversity, skills, and experience in such areas as operations, technology, finance, and the general needs of the Board of Directors and such other factors as the Corporate Governance/Nominating Committee may consider appropriate. The Corporate Governance/Nominating Committee does not have a formal policy with respect to diversity. However, the Board of Directors and the Corporate Governance/Nominating Committee believe that it is essential that the members of the Board of Directors represent diverse viewpoints. In considering candidates for the Board of Directors, the Board of Directors and the Corporate Governance/Nominating Committee consider the entirety of each candidate's credentials in the context of the factors mentioned above.

Corporate Governance Principles

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers, and employees known as the Code of Business Conduct and Ethics, which is available on our website at http://investor.rambus.com/documentdisplay.cfm?DocumentID=8379.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers, directors and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Based on our review of these forms, we believe that during fiscal 2013 all of our executive officers, directors and ten percent stockholders complied with the applicable filing requirements.

Executive Sessions of the Independent Directors

It is the policy of the Board of Directors to have executive sessions of the independent directors at which only independent directors are present, typically in conjunction with the regularly scheduled meetings of the Board of Directors.

Committees of the Board of Directors	During 2013, our Board of Directors had three standing committees:
• an Audit Committee,
• a Compensation Committee and
• a Corporate Governance/Nominating Committee.
The following describes each committee, its function, its membership, and the number of meetings held during 2013.

Each of the committees operates under a written charter adopted by our Board of Directors. All of the current committee charters are available on our website at http://investor.rambus.com/documents.cfm.

Audit Committee

Currently, the Audit Committee is composed of J. Thomas Bentley, Charles Kissner and David Shrigley, with Mr. Bentley serving as Chair. The Audit Committee oversees our corporate accounting and financial reporting processes and internal control over financial reporting, as well as our internal and external audits. The Audit Committee held ten meetings during 2013. Its duties include:

• Reviewing our accounting and financial reporting processes and internal control over financial reporting;
• Providing oversight and review at least annually of our risk management policies, including our investment policy;

• Retaining the independent registered public accounting firm, approving their fees, and providing oversight of communication with them;
• Reviewing the plans, findings and performance of our internal auditors;
• Reviewing our annual and quarterly financial statements and related disclosure documents; and
• Overseeing special investigations into financial and other matters, as necessary.

Our Board of Directors has determined that Mr. Bentley is the Audit Committee "financial expert" and that Mr. Bentley, together with each of Messrs. Kissner and Shrigley, has no material relationship with us (either directly as a partner, stockholder or officer of an organization that has a relationship with us) and is an "independent director" under the applicable NASDAQ and SEC rules.

The Audit Committee's role is detailed in the Audit Committee Charter and is available on our website at http://investor.rambus.com/documentdisplay.cfm?DocumentID=5108.
Compensation Committee

Currently, the Compensation Committee is composed of Penelope A. Herscher and Charles Kissner, with Ms. Herscher serving as Chair. Our Board of Directors has determined that each of Ms. Herscher and Mr. Kissner are independent under the rules for compensation committee independence under the applicable NASDAQ and SEC rules. The Compensation Committee reviews and determines all forms of compensation to be provided to our executive officers, including the named executive officers and directors of Rambus, including base compensation, bonuses, and stock compensation. The Compensation Committee held eleven meetings during 2013. Its duties include:

•

Annually review and approve the Chief Executive Officer ("CEO") and other executive officers' compensation in the context of their performance, which includes reviewing and approving their annual base salary, annual incentive bonus, including the specific goals, targets, and amounts, equity compensation, and any employment agreements, and any other benefits, compensation or arrangements, as applicable;

•

Administer our stock option and equity incentive plans pursuant to the terms of such plans and the authority delegated by our Board of Directors, including: granting stock options, stock appreciation rights, restricted stock, restricted stock units ("RSU") or other equity compensation to individuals eligible for such grants and amend such awards following their grant; amending the plans; and delegating to appropriate executive officers of the Company the ability to grant awards to non-executive officer employees of the Company pursuant to specific guidelines;

• Adopt, amend and oversee the administration of our significant employee benefits programs;
• Review external surveys to establish appropriate ranges of compensation;

•

Retain and terminate any compensation consultant to assist in the evaluation of CEO or executive officer or director compensation, and approve the consultant's fees and other terms of service, as well as obtain advice and assistance from internal or external legal, accounting or other advisors; and

•

Conduct an annual assessment of the Company's engagement with compensation consultants retained by the Board and/or management, as applicable, including the nature and extent of services provided, the amount of fees paid and who made or recommended the decision to retain the compensation consultants.

The Compensation Committee uses Semler Brossy Consulting Group, LLC (SBCG) to assist in evaluating executive and director compensation, and has determined that SBCG is an independent consultant under applicable NASDAQ rules.

A detailed description of the processes and procedures of the Compensation Committee for considering and determining executive and director compensation, including the role of SBCG, is provided in the "Executive Compensation" section of this proxy statement.

The Compensation Committee's role is detailed in the Compensation Committee Charter, which is available on our website at http://investor.rambus.com/documentdisplay.cfm?DocumentID=5109.
Compensation Committee Interlocks and Insider Participation	During 2013, there were no interlocks relationships by our Compensation Committee members. Please see the Compensation Discussion and Analysis section of this Proxy Statement for further discussion.

Corporate Governance/Nominating Committee

Currently, the Corporate Governance/Nominating Committee is composed of Eric Stang and David Shrigley, with Mr. Stang serving as Chair. Our Board of Directors has determined that each of Messrs. Stang and Shrigley are "independent" under applicable NASDAQ and SEC rules. The Corporate Governance/Nominating Committee held six meetings during 2013.

The Corporate Governance/Nominating Committee recommends and approves Rambus' Corporate Governance Guidelines. Its duties include:
• Evaluating and making recommendations to the Board of Directors concerning the appointment of directors to committees of the Board of Directors and the selection of committee chairs;
• Identifying best practices and recommending corporate governance principles;
• Overseeing the evaluation of the Board of Directors; and
• Proposing the slate of nominees for election to the Board of Directors.

The Corporate Governance/Nominating Committee's role is detailed in the Corporate Governance/Nominating Committee Charter which is available on our website at http://investor.rambus.com/documentdisplay.cfm?DocumentID=5110.

Identifying and Evaluating Nominees For Directors

The Corporate Governance/Nominating Committee utilizes a variety of methods for identifying and evaluating nominees for director, including those discussed in the "Director Qualifications" section of this proxy statement. In the event that vacancies on the Board of Directors are anticipated, or otherwise arise, the committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current members of the Board of Directors, professional search firms, stockholders or other persons. The Corporate Governance/Nominating Committee has from time to time retained third parties to whom a fee is paid to assist it in identifying or evaluating potential director nominees.

Stockholders may propose director candidates for general consideration by the Corporate Governance/Nominating Committee by submitting in proper written form the individual's name, qualifications, and the other information set forth below in "Consideration of Stockholder Nominees to the Board" to the Secretary of the Company. The Corporate Governance/Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Consideration of Stockholder Nominees to the Board

Stockholders may nominate directors for election at an annual meeting or at a special meeting at which directors are to be elected or re-elected, provided that the advance notice requirements for director nominations set forth in the Company's bylaws have been met. As summarized below, this advance notice provision requires a stockholder to give timely notice of a director nomination in proper written form to the Secretary of the Company at Rambus Inc., 1050 Enterprise Way, Suite 700, Sunnyvale, CA 94089, Attention: Secretary.

In order for a stockholder to give timely notice of a director nomination for an annual meeting, the notice must be received by the Secretary at the Company's principal executive offices not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting. However, if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year's annual meeting, then notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

In order for a stockholder to give timely notice of a director nomination for a special meeting at which directors are to be elected or re-elected, the notice must be received by the Secretary at the Company's principal executive offices not later than the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected or re-elected at such meeting.

To be in proper written form, a stockholder's notice to the Secretary of the Company must set forth the information required by our bylaws, which we urge you to read in full in order to understand the requirements for making a director nomination.

Board Leadership Structure and Role in Risk Oversight

Our Corporate Governance Guidelines require that the Chairperson of the Board not be the CEO of the Company. In addition, while the Chairperson works closely with the CEO and other members of our management, the Chairperson is not part of management and does not have an operating or external role or responsibility. The Board of Directors considers it useful and appropriate to designate a Chairperson to act as the presiding director at Board of Directors meetings, to call and organize such meetings and manage the agenda thereof, and to manage the affairs of the Board of Directors, including ensuring that the Board of Directors is organized properly, functions effectively, and meets its obligations and responsibilities. The Chairperson also acts as the principal contact for the CEO and other members of the Board of Directors and management, as appropriate, for matters requiring the attention of the full Board of Directors. We believe that this leadership structure is appropriate given the attention, time, effort, and energy that the CEO is required to dedicate to his position in the current business environment, and the high level of commitment required to serve as our Chairperson.

The Board of Directors plays an integral role in our risk oversight processes. The Board of Directors meets regularly to receive reports from its committees, as well as from management with respect to areas of material risk to the Company, including legal, operational, financial and strategic risks. In addition, the Audit Committee oversees and reviews at least annually our risk management policies, including our investment policies.

Transactions with Related Persons	None.
Review, Approval or Ratification of Transactions with Related Persons

Our directors and executive officers are subject to our Code of Business Conduct and Ethics, and our directors are guided in their duties by our Corporate Governance Guidelines. Our Code of Business Conduct and Ethics requires that our directors and executive officers avoid situations where a conflict of interest might occur or appear to occur. In general, our directors and executive officers should not have a pecuniary interest in transactions involving us or a customer, licensee, or supplier of us, unless such interest is solely a result of routine investments made by the individual in publicly traded companies.

In the event that a director or executive officer is going to enter into a related party transaction with a relative or significant other, or with a business in which a relative or significant other is associated in any significant role, the director or executive officer must fully disclose the nature of the related party transaction to our Chief Financial Officer. For directors and executive officers, such related party transaction then must be reviewed and approved in advance by the Audit Committee. For other conflicts of interest that may arise, the Code of Business Conduct and Ethics advises our directors and executive officers to consult with our General Counsel.

In addition, each director and officer is required to complete a Director and Officer Questionnaire on an annual basis and upon any new appointment, which requires disclosure of any related-party transactions pertaining to the director or executive officer. Our Board of Directors will consider such information in its determinations of independence with respect to our directors under applicable NASDAQ and SEC rules.

PROPOSAL TWO:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

        We are asking our stockholders to provide an advisory vote to approve the compensation of our named executive officers, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosures as described in this Proxy Statement. The Company currently holds such an advisory vote annually, and this proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

        Please see the Compensation Discussion and Analysis section of this Proxy Statement on page 51, the compensation tables and the narrative disclosures that accompany the compensation tables for greater detail about our executive compensation programs, including information about the fiscal year 2013 compensation of our named executive officers.

  Recommendation

        We believe that our overall compensation program and philosophy support and help drive the Company's long-term value creation, business strategy and operating performance objectives. We ask you to indicate your support for the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures set forth in this Proxy Statement.

        While this say-on-pay vote is advisory and does not bind the Company to any particular action, the Board of Directors and the Compensation Committee value your opinion. Accordingly, the Board of Directors and the Compensation Committee will consider the outcome of this vote when making future compensation decisions for the Company's named executive officers.

        Approval of this resolution requires the affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting.

        The Board unanimously recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

PROPOSAL THREE:
APPROVAL OF THE AMENDMENT TO THE 2006 EQUITY INCENTIVE PLAN

        The stockholders are being asked to approve an amendment to our 2006 Equity Incentive Plan (the "Incentive Plan") to add 10,000,000 shares to the total number of shares reserved for issuance under the Incentive Plan. Our Board of Directors has approved the increase in the number of shares reserved for issuance under the Incentive Plan, subject to approval from stockholders at the Annual Meeting. If stockholders do not approve the amendment to the Incentive Plan, no shares will be added to the total number of shares reserved for issuance under the Incentive Plan.

        Our named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the Incentive Plan.

        Our Board of Directors believes that long-term incentive compensation programs align the interests of management, employees and the stockholders to create long-term stockholder value. Our Board of Directors believes that plans such as the Incentive Plan increase our ability to achieve this objective, especially, in the case of the Incentive Plan, by allowing for several different forms of long-term incentive awards, which our Board of Directors believes is critical for us to recruit, reward, motivate and retain talented personnel. Given the highly competitive labor market for employee talent, our Board of Directors and management believe that the ability to continue to grant equity awards will be critical to the future success of Rambus.

        Our Board of Directors believes that approval of the amendment will enable us to continue to use the Incentive Plan to achieve employee performance, recruiting, retention and incentive goals. In particular, our Board of Directors believes that our employees are our most valuable assets and that the awards permitted under the Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals.

Key Features of the Amended 2006 Equity Incentive Plan and Compensation Practices:

  •
  Proposed authorization of 10,000,000 additional shares under the Incentive Plan.

  •
  The Incentive Plan has a 1.5:1 conversion ratio for full-value awards.

  •
  An independent committee administers the Incentive Plan.

  •
  Restricted Stock and Restricted Stock Units for employees vest over a period of at least 3 years.

  •
  The Incentive Plan prohibits repricing of outstanding awards without stockholder approval, which includes the substitution or exchange of new awards.

  •
  We have minimum stock ownership guidelines for our executive officers and Board of Directors.

  •
  All employees are prohibited from hedging transactions involving Rambus stock.

  •
  Our executive officers are not entitled to any perquisites that are not generally available to employees.

Vote Required; Recommendation of the Board of Directors	Approval of the Amendment to the Incentive Plan requires the affirmative vote of a majority of the shares of our Common Stock that are present in person or proxy and entitled to vote at the Annual Meeting.
Our Board of Directors recommends that you vote "FOR" the Amendment to the 2006 Equity Incentive Plan and the increase to the number of shares reserved for issuance thereunder.
Summary of the 2006 Equity Incentive Plan	The following is a summary of the principal features of the Incentive Plan and its operation. The summary is qualified in its entirety by reference to the Incentive Plan, as amended giving effect to this Proposal Three, set forth in Appendix A.
The Incentive Plan provides for the grant of the following types of incentive awards:
• stock options
• stock appreciation rights
• restricted stock
• restricted stock units
• performance shares and performance units
• other stock or cash awards
Each of these is referred to individually as an "Award." Those who are eligible for Awards under the Incentive Plan include employees, directors and consultants who provide services to the Company and its affiliates. As of February 28, 2014, approximately 460 employees, directors and consultants would be eligible to participate in the Incentive Plan.

Number of Shares of Common Stock Available Under the Incentive Plan	If stockholders approve Proposal Three, an additional 10,000,000 shares of the Company's Common Stock will be reserved for issuance under the Incentive Plan. As of February 28, 2014, 12.8 million shares were subject to outstanding options granted under the Incentive Plan, with a weighted average exercise price of $10.91 per share and weighted average remaining term of 6.2 years, and 0.7 million shares were subject to outstanding RSUs granted and unvested under the Incentive Plan. 0.7 million shares remained available for any new Awards to be granted in the future. Shares subject to Awards (excluding stock options) granted with an exercise price less than the fair market value on the date of grant count against the share reserve as 1.5 shares for every one share subject to such an Award. To the extent that a share that was subject to an Award that counted as 1.5 shares against the Incentive Plan reserve pursuant to the preceding sentence is returned to the Incentive Plan, the Incentive Plan reserve will be credited with 1.5 shares that will thereafter be available for issuance under the Incentive Plan.
If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to full value awards, is forfeited to or repurchased by the Company, the unpurchased (or forfeited or repurchased, as applicable) shares that were subject to the Award will become available for future grant or sale under the Incentive Plan. Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the Award that is exercised will cease to be available under the Incentive Plan. Shares that have been issued under the Incentive Plan under any Award will not be returned to or become available for future distribution under the Incentive Plan; provided, however, that if unvested shares of any full value awards are repurchased by the Company or are forfeited to the Company, those shares will become available for future grant under the Incentive Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Incentive Plan. To the extent an Award is paid out in cash rather than Shares, such cash payments will not reduce the number of Shares available for issuance under the Incentive Plan.
If we declare a stock dividend or engage in a reorganization or other change in our capital structure, including a merger, our Board of Directors will have the discretion to adjust the number of shares:
• available for issuance under the Incentive Plan
• subject to outstanding Awards

• specified as per-person limits on Awards, as appropriate to reflect the change
Administration of the Incentive Plan	A committee or committees of independent, non-employee directors satisfying applicable laws and appointed by our Board of Directors administers the Incentive Plan. To make grants to certain of our officers and key employees, the members of the committee(s) must qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") so that we can receive a federal tax deduction for certain compensation paid under the Incentive Plan. Subject to the terms of the Incentive Plan, the administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the Incentive Plan and outstanding Awards. Notwithstanding the foregoing, without the consent of the Company's stockholders and the applicable Award holder, the administrator may not modify or amend an option or stock appreciation right to reduce the exercise price of that Award after it has been granted or to cancel any outstanding option or stock appreciation right and replace it with a new option or stock appreciation right with a lower exercise price.
Options	The administrator is able to grant nonstatutory stock options and incentive stock options under the Incentive Plan. The administrator determines the number of shares subject to each option, although the Incentive Plan provides that a participant may not receive options for more than 1,000,000 shares in any fiscal year, except in connection with his or her initial service as an employee with us, in which case he or she may be granted an option to purchase up to an additional 1,000,000 shares.
The administrator determines the exercise price of options granted under the Incentive Plan, provided the exercise price must be at least equal to the fair market value of our Common Stock on the date of grant. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock must be at least 110% of the fair market value of our Common Stock on the grant date.
The term of an option may not exceed ten years, except that, with respect to any participant who owns 10% of the voting power of all classes of our outstanding capital stock, the term of an incentive stock option may not exceed five years.

After termination of service with us, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the Award agreement. If no such period of time is stated in the participant's Award agreement, the participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event may an option be exercised later than the expiration of its term.
Stock Appreciation Rights	The administrator is able to grant stock appreciation rights, which are the rights to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. We can pay the appreciation in either cash or shares of common stock. Stock appreciation rights become exercisable at the times and on the terms established by the administrator, subject to the terms of the Incentive Plan. The administrator, subject to the terms of the Incentive Plan, has complete discretion to determine the terms and conditions of stock appreciation rights granted under the Incentive Plan, provided, however, that the exercise price may not be less than 100% of the fair market value of a share on the date of grant. The term of a stock appreciation right may not exceed ten years. No participant will be granted stock appreciation rights covering more than 1,000,000 shares during any fiscal year, except that a participant may be granted stock appreciation rights covering up to an additional 1,000,000 shares in connection with his or her initial service as an employee with us. Shares retained by the Company to pay withholding taxes in connection with the grant of a stock appreciation right do not become available for issuance as future awards under the Incentive Plan.
After termination of service with us, a participant will be able to exercise the vested portion of his or her stock appreciation right for the period of time stated in the Award agreement. If no such period of time is stated in a participant's Award agreement, a participant will generally be able to exercise his or her stock appreciation right for (i) three months following his or her termination for reasons other than death or disability, and (ii) twelve months following his or her termination due to death or disability. In no event will a stock appreciation right be exercised later than the expiration of its term.

Restricted Stock	Awards of restricted stock are rights to acquire or purchase shares of our Common Stock, which vest in accordance with the terms and conditions established by the administrator in its sole discretion provided, however, that, an Award of restricted stock will not vest more rapidly than one-third (1/3rd) of the total number of shares of restricted stock each year from the date of grant, unless the administrator determines that the Award of restricted stock is to vest upon on the achievement of performance criteria and the period for measuring such performance will cover at least twelve (12) months; provided, further, that the administrator may grant Awards of restricted stock, restricted stock units, and performance units/shares covering up to 5% of the total number of shares reserved for issuance under the Plan that do not satisfy the forgoing vesting requirements.
The administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of restricted stock (except that the number of shares subject or issuable pursuant to Awards of restricted stock, restricted stock units, and performance units/shares eligible for such accelerated vesting shall not exceed 5% of the total number of shares reserved for issuance under the Plan) or for accelerated vesting upon or in connection with a change in control or upon or in connection with a participant's termination of service due to death, disability or retirement.
The Award agreement generally will grant us a right to repurchase or reacquire the shares upon the termination of the participant's service with us for any reason (including death or disability). The administrator will determine the number of shares granted pursuant to an Award of restricted stock, but no participant will be granted a right to purchase or acquire more than 200,000 shares of restricted stock during any fiscal year, except that a participant may be granted up to an additional 300,000 shares of restricted stock in connection with his or her initial employment with us.

Restricted Stock Units	Awards of restricted stock units result in a payment to a participant only if the vesting criteria the administrator establishes is satisfied, provided, however, that, an Award of restricted stock units will not vest more rapidly than one-third (1/3rd) of the total number of restricted stock units each year from the date of grant, unless the administrator determines that the restricted stock units are to vest upon the achievement of performance criteria and the period for measuring such performance will cover at least twelve (12) months; provided, further, that the administrator may grant Awards of restricted stock, restricted stock units, and performance units/shares covering up to 5% of the total number of shares reserved for issuance under the Plan that do not satisfy the forgoing vesting requirements. Upon satisfying the applicable vesting criteria, the participant will be entitled to the payout specified in the Award agreement.
Notwithstanding the foregoing and subject to any restrictions otherwise provided herein, at any time after the grant of restricted stock units, the administrator may reduce or waive any vesting criteria that must be met to receive a payout.
Further, the administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of restricted stock (except that the number of shares subject or issuable pursuant to Awards of restricted stock, restricted stock units, and performance units/shares eligible for such accelerated vesting shall not exceed 5% of the total number of shares reserved for issuance under the Plan) or for accelerated vesting upon or in connection with a change in control or upon or in connection with a participant's termination of service due to death, disability or retirement.
The administrator, in its sole discretion, may pay earned restricted stock units in cash, shares, or a combination thereof. Restricted stock units that are fully paid in cash will not reduce the number of shares available for grant under the Incentive Plan. On the date set forth in the Award agreement, all unearned restricted stock units will be forfeited to us. The administrator determines the number of restricted stock units granted to any participant, but during any fiscal year, no participant may be granted more than 200,000 restricted stock units, except that the participant may be granted up to an additional 300,000 restricted stock units in connection with his or her initial employment with us.

Performance Units and Performance Shares	The administrator is able to grant performance units and performance shares, which are Awards that result in a payment to a participant only if the performance goals or other vesting criteria the administrator establishes are achieved or the Awards otherwise vest, provided, however, that, Awards of performance units and performance shares will not vest more rapidly than one-third (1/3rd) of the total number of performance units and performance shares each year from the date of grant, unless the administrator determines that the performance units and performance shares are to vest upon the achievement of performance criteria and the period for measuring such performance will cover at least twelve (12) months; provided, further, that the administrator may grant Awards of restricted stock, restricted stock units, and performance units/shares covering up to 5% of the total number of shares reserved for issuance under the Plan that do not satisfy the forgoing vesting requirements.
The administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of performance units and performance shares (except that the number of shares subject or issuable pursuant to awards of restricted stock, restricted stock units, and performance units/shares eligible for such accelerated vesting shall not exceed 5% of the total number of shares reserved for issuance under the Plan) or for accelerated vesting upon or in connection with a change in control or upon or in connection with a participant's termination of service due to death, disability or retirement.
The administrator establishes performance or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. Notwithstanding the foregoing, after the grant of performance units or shares, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares. During any fiscal year, no participant will receive more than 200,000 performance shares and no participant will receive performance units having an initial value greater than $2,000,000, except that a participant may be granted performance shares covering up to an additional 300,000 shares in connection with his or her initial employment with us. Performance units will have an initial dollar value established by the administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a share of our Common Stock on the grant date.

Performance Goals	Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement including: cash flow; cash position; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; economic profit; economic value added; equity or stockholder's equity; market share; net income; net profit; net sales; operating earnings; operating income; profit before tax; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; return on net assets; or total return to stockholders. The performance goals may differ from participant to participant and from Award to Award and may be used to measure the performance of our business as a whole or one of our business units and may be measured relative to a peer group or index.
Grants to Non-Employee Directors	The Incentive Plan provides for automatic, nondiscretionary awards to non-employee directors. The automatic grants do not limit the ability of the administrator to grant other discretionary awards to non-employee directors under the Incentive Plan and the administrator has the discretion to change the terms of the automatic grants prospectively.
Initial Equity Grant	Each non-employee director will be automatically granted a nonstatutory stock option to purchase 40,000 shares when he or she first becomes a member of our Board of Directors. The term of such options shall not exceed ten years. The option grants vest over a four-year period, with one-eighth of shares subject to the option vesting six months after the date of grant and the remaining shares vesting ratably each month thereafter, subject to the non-employee director continuing to serve through each applicable vesting date.
Annual Equity Grant	Each non-employee director shall automatically receive an annual award of restricted stock units on October 1 of each year. The number of restricted stock units subject to the award will be determined in the sole discretion of our Board of Directors on or prior to the award becoming effective on the applicable October 1 grant date. For a description of the current non-employee director annual equity grants, see "Executive Compensation—Compensation of Directors." The restricted stock unit grants vest in full at the end of a one-year period, subject to the non-employee director continuing to serve through each applicable vesting date. If the non-employee discontinues service prior to the vesting of any restricted stock unit grant, the administrator may, in its discretion, permit such grant to vest pro rata for the portion of the year during which such director served.

The automatic grants do not limit the ability of the administrator to grant other discretionary awards to non-employee directors under the Incentive Plan and the administrator has the discretion to change the terms of the automatic grants prospectively.
Transferability of Awards	Awards granted under the Incentive Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally will be available during a participant's lifetime only to the participant or such participant's estate.
Change of Control	The terms of the Incentive Plan provide that all outstanding equity awards may vest upon a "double-trigger" termination in the event of a change of control, as described under the "Executive Compensation—Outstanding Equity Awards at Fiscal 2013 Year End" table.
Amendment and Termination of the Incentive Plan	The administrator will have the authority to amend, alter, suspend or terminate the Incentive Plan, except that stockholder approval will be required for any amendment to the Incentive Plan to the extent required by any applicable laws. No amendment, alteration, suspension or termination of the Incentive Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the administrator and which agreement must be in writing and signed by the participant and us. The Incentive Plan will terminate in March 2016, unless our Board of Directors terminates it earlier.
Number of Awards Granted to Employees, Consultants, and Directors	The number of Awards that an employee, director or consultant may receive under the Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance.

The following table sets forth (i) the aggregate number of shares of common stock subject to options granted under the Incentive Plan during the last fiscal year, (ii) the average per share exercise price of such options, (iii) the aggregate number of shares issued pursuant to awards of restricted stock unit granted under the Incentive Plan during the last fiscal year, and (iv) the dollar value of such shares based on the closing price per share on the grant dates.

Name of Individual Group	Number of Options Granted	Average Per Share Exercise Price	Number of Shares of Restricted Stock	Dollar Value of Shares of Restricted Stock(1)
Named Executive Officers:
Ronald Black	190,000	$5.46	44,292	$241,834
Satish Rishi	50,000	$5.46	—	$—
Martin Scott	60,000	$5.46	—	$—
Jae Kim	40,000	$5.46	5,000	$27,300
Kevin Donnelly	60,000	$5.46	—	$—
All executive officers, as a group	450,000	$5.46	49,292	$269,134
All directors who are not executive officers, as a group	—	—	82,650	$800,052
All employees who are not executive officers, as a group	1,634,276	$6.26	341,132	$2,205,625

(1)
The value of a restricted stock unit award is based on the fair market value as of the grant date of such award determined pursuant to Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718.

Federal Tax Aspects	The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Awards granted under the Incentive Plan by us. Tax consequences for any particular individual may be different. The Incentive Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.
Nonstatutory Stock Options	No taxable income is reportable when a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding by us. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options	No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
Stock Appreciation Rights	No taxable income is reportable when a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares	A participant generally will not have taxable income at the time an Award of restricted stock, restricted stock units, performance shares or performance units are granted. Instead, he or she will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. However, the recipient of a restricted stock Award may elect to recognize income at the time he or she receives the Award in an amount equal to the fair market value of the shares underlying the Award (less any cash paid for the shares) on the date the Award is granted.

Tax Effect for Rambus	We generally will be entitled to a tax deduction in connection with an Award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of certain compensation paid to our Chief Executive Officer, Chief Financial Officer and to each of our three highest compensated officers. Under Section 162(m) of the Internal Revenue Code, no deduction is allowed for certain compensation with respect to any of these specified executives only to the extent that the amount for the taxable year for such executive exceeds $1,000,000. However, the deductibility of such compensation in excess of $1,000,000 may not be limited under Section 162(m) and the applicable treasury regulations if such compensation qualifies as performance based.
Section 409A	Section 409A of the Code provides certain new requirements on non-qualified deferred compensation arrangements. These include new requirements with respect to an individual's election to defer compensation and the individual's selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual's separation from service, a predetermined date, or the individual's death). Section 409A imposes restrictions on an individual's ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual's distribution commence no earlier than six months after such officer's separation from service.
Awards granted under the Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an Award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the Award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an Award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. In addition, certain states such as California have adopted similar provisions.
The foregoing is only a summary of the effect of federal income taxation upon participants and us with respect to the grant and exercise of awards under the Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

PROPOSAL FOUR:
APPROVAL OF THE AMENDMENT TO THE 2006 EMPLOYEE STOCK PURCHASE PLAN

        The stockholders are being asked to approve an amendment to our 2006 Employee Stock Purchase Plan, as amended and restated on February 21, 2007 (the "Purchase Plan") to add 1,500,000 shares to the total number of shares reserved for issuance under the Purchase Plan. Our Board of Directors has conditioned its approval of the increase in the number of shares reserved for issuance under the Purchase Plan, upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. If stockholders do not approve the amendment to the Purchase Plan, no shares will be added to the total number of shares reserved for issuance under the Purchase Plan.

        Our named executive officers have an interest in this proposal as they are eligible to receive options to purchase shares under the Purchase Plan.

        Our Board of Directors believes that approval of the amendment is essential to our continued success, as the additional shares will enable us to continue to use the Purchase Plan to achieve employee performance, recruiting, retention and incentive goals. In particular, our Board of Directors believes that our employees are our most valuable assets and that the awards permitted under the Purchase Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals.

Vote Required; Recommendation of the Board of Directors	Approval of the Amendment to the Purchase Plan requires the affirmative vote of a majority of the shares of our Common Stock that are present in person or proxy and entitled to vote at the Annual Meeting.
Our Board of Directors recommends that you vote "FOR" the approval of the Amendment to the 2006 Employee Stock Purchase Plan and the increase to the number of shares reserved for issuance thereunder.
Summary of the 2006 Employee Stock Purchase Plan

The following is a summary of the principal features of the Purchase Plan and its operation. The summary is qualified in its entirety by reference to the Purchase Plan, as amended giving effect to this Proposal Four, set forth in Appendix B.

General

The Purchase Plan was adopted by the Board of Directors in March 2006, and approved by our stockholders at the 2006 Annual Meeting. The purpose of the Purchase Plan is to provide employees with an opportunity to purchase shares of our Common Stock through payroll deductions.

Administration

The Board of Directors or a committee appointed by the Board of the Directors administers the Purchase Plan. All questions of interpretation or application of the Purchase Plan are determined by the administrator and its decisions are final, conclusive and binding upon all participants.

Eligibility

Each of our employees or the employees of our designated subsidiaries who is a common law employee and whose customary employment with us or one of our designated subsidiaries is at least twenty hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan subject to the laws in which our designated subsidiaries operate; except that no employee shall be granted an option under the Purchase Plan (i) to the extent that, immediately after the grant, such employee would own 5% or more of the total combined voting power of all classes of our capital stock or the capital stock of one of the designated subsidiaries, or (ii) to the extent that his or her rights to purchase stock under all of our employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year.

Offering Period

Each offering period under the Purchase Plan will expire on the earliest to occur of (i) the completion of the purchase of shares on the last exercise date occurring within twenty-four months of the offering date of such option, (ii) such shorter option period as may be determined by the administrator, or (iii) the date on which an eligible employee ceases to be a participant under the Purchase Plan. Each offering period will generally consist of a number of purchase periods after which shares will be purchased. Until the administrator determines otherwise, a purchase period will be approximately six months and run from May 1 to November 1 and November 1 to May 1. To participate in the Purchase Plan, an eligible employee must authorize payroll deductions pursuant to the Purchase Plan. Such payroll deductions may not be less than 1% and may not exceed 15% of a participant's compensation during the offering period. Once an employee becomes a participant in the Purchase Plan, the employee automatically will participate in each successive offering period until the employee withdraws from the Purchase Plan or the employee's employment with us or the designated subsidiaries terminates. At the beginning of each offering period, each participant automatically is granted an option to purchase shares of our Common Stock. The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each purchase period to the extent of the payroll deductions accumulated during such purchase period.

Purchase Price

Shares of our Common Stock may be purchased under the Purchase Plan at a purchase price not less than 85% of the lesser of the fair market value of the common stock on (i) the first day of the offering period, or (ii) the last day of the purchase period. The fair market value of our Common Stock on any relevant date will be the closing price per share as reported on the Nasdaq Global Select Market (NASDAQ), or the mean of the closing bid and asked prices, if no sales were reported, as quoted on such exchange or reported in The Wall Street Journal.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions throughout each purchase period. The number of shares of our Common Stock that a participant may purchase in each purchase period during an offering period will be determined by dividing the total amount of payroll deductions withheld from the participant's compensation during that purchase period by the purchase price; provided, however, that a participant may not purchase more than 5,000 shares each purchase period. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the administrator; provided, however, that unless the administrator determines otherwise, a participant may reduce, but not increase his or her contributions during a purchase period for that purchase period.

All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with our general funds. Funds received by us pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

Withdrawal

Generally, a participant may withdraw from an offering period at any time by written or electronic notice without affecting his or her eligibility to participate in future offering periods. However, once a participant withdraws from a particular offering period, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver to us a new subscription agreement.

Termination of Employment

Upon termination of a participant's employment for any reason, including disability or death, he or she will be deemed to have elected to withdraw from the plan and the payroll deductions credited to the participant's account (to the extent not used to make a purchase of our Common Stock) will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan, and such participant's option will automatically be terminated.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, or Change of Control
Changes in Capitalization

Subject to any required action by our stockholders, the number of shares reserved under the Purchase Plan, the maximum number of shares that may be purchased during any purchase period, as well as the price per share of common stock covered by each option under the Purchase Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange.

Dissolution or Liquidation

In the event of our proposed dissolution or liquidation, the administrator shall shorten any purchase periods and offering periods then in progress by setting a new exercise date and any offering periods shall end on the new exercise date. The new exercise date shall be prior to the dissolution or liquidation. If the administrator shortens any purchase periods and offering periods then in progress, the administrator shall notify each participant in writing, at least ten business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Change of Control

In the event of any "change of control," as defined in the Purchase Plan, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the administrator shall shorten any purchase periods and offering periods then in progress by setting a new exercise date and any offering periods shall end on the new exercise date. The new exercise date shall be prior to the merger or change of control. If the administrator shortens any purchase periods and offering periods then in progress, the administrator shall notify each participant in writing, at least ten business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the option will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Amendment or Termination

Our administrator may at any time terminate or amend the Purchase Plan including the term of any offering period then outstanding. Generally, no such termination can adversely affect options previously granted.

Number of Shares Purchased by Certain Individuals and Groups

Given that the number of shares that may be purchased under the Purchase Plan is determined, in part, based on the Common Stock's market value at the beginning and end of each Offering Period (or upon a purchase date within an Offering Period) and given that participation in the Purchase Plan is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable.

For illustrative purposes, the following table sets forth (a) the number of shares of Common Stock that were purchased under the Purchase Plan during 2013 by our named executive officers, our executive officers as a group, and by all employees, and (b) the weighted average per share purchase price paid for such shares by each such group.

Name of Individual Group	Number of Purchased Shares	Weighted Average Purchase Price
Named Executive Officers:
Ronald Black	8,631	$4.92
Satish Rishi	4,960	$4.28
Martin Scott	—	—
Jae Kim	—	—
Kevin Donnelly	5,007	$4.29
All executive officers, as a group	18,598	$4.58
All employees who are not executive officers, as a group	1,044,685	$4.88

Federal Tax Aspects	The following summary of the effect of federal income taxation upon the participant and us with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

The foregoing is only a summary of the effect of federal income taxation upon participants and us with respect to the grant and exercise of awards under the Purchase Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

PROPOSAL FIVE:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to Rambus to audit our consolidated financial statements for the fiscal year ending December 31, 2014.

        Although ratification by stockholders is not required by law, the Audit Committee has conditioned its appointment of the independent registered public accounting firm upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting.

        Notwithstanding its selection, the Audit Committee, in its discretion, may hire a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Rambus and its stockholders.

Our History with PricewaterhouseCoopers	PricewaterhouseCoopers LLP (or its predecessor, Coopers & Lybrand L.L.P.) has audited our financial statements since 1991. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
Principal Accountant Fees and Services	The aggregate fees billed for professional accounting services by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2013, and December 31, 2012 are as follows:

	Fiscal Year Ended December 31, 2013	Fiscal Year Ended December 31, 2012
Audit Fees(1)	$1,693,249	$1,412,141
Audit-Related Fees(2)	$—	$132,129
Tax Fees(3)	$54,247	$33,042
All Other Fees(4)	$3,300	$3,300

Total Fees	$1,750,796	$1,580,612

                  (1)
                  Audit Fees consist of fees for PricewaterhouseCoopers LLP's professional services rendered for the audit of the Company's consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports and services rendered in connection with the debt offering in 2013. Fees relating to professional services rendered for the audits of the effectiveness of internal control over financial reporting in fiscal 2013 and 2012 are included under "Audit Fees."

                  (2)
                  Audit-Related Fees consist of fees related to work performed around license compliance audits.

                  (3)
                  Tax Fees primarily relate to tax studies, statutory tax compliance and technical tax advice in both years presented.

                  (4)
                  All Other Fees consist of fees for products and services other than the services described above. During fiscal 2013 and 2012, these fees related to a license to PricewaterhouseCoopers LLP's online accounting and auditing research tool and disclosure checklist.

Policy on Audit Committee Pre-Approval of Audit and the Permissible Non-Audit Services of Independent Registered Public Accounting Firm	The Audit Committee's policy is to pre-approve 100% of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
Independence of PricewaterhouseCoopers LLP	The Audit Committee has determined that the accounting advice and tax services provided by PricewaterhouseCoopers LLP are compatible with maintaining PricewaterhouseCoopers LLP's independence.
Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The Board unanimously recommends that you vote "FOR" the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2013 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Awards, Options, Warrants and Rights	(B) Weighted- Average Exercise Price of Outstanding Awards, Options, Warrants and Rights	(C) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Security Holders(1)	12,006,795	$10.72	2,546,660

Total	12,006,795	$10.72	2,546,660

(1)
Data reflects our 1997 Stock Plan (the "1997 Plan") and 2006 Stock Plans (the "2006 Plans", which includes the Incentive Plan and Purchase Plan).

  Our Incentive Plan was approved by our stockholders at our 2006 annual meeting, increases to the Incentive Plan were approved at our 2009 and 2012 annual meetings and we have submitted a further increase to the Incentive Plan in connection with this annual meeting. Under the Incentive Plan as approved, a total of 21,400,000 shares of our Common Stock were reserved for issuance prior to this meeting, of which 4,403,553 were retired pursuant to the terms of our 2012 Offer to Exchange program. The Purchase Plan was approved by our stockholders at our 2006 annual meeting, an increase to the Purchase Plan was approved at our 2012 annual meeting and we have submitted a further increase to the Purchase Plan in connection with this annual meeting. Under the Purchase Plan as approved, a total of 3,100,000 shares of our Common Stock were reserved for purchase prior to this meeting.

  As a result of the stockholder approval of our 2006 Plans, we terminated our 1997 Plan so that, as of the date of termination, no further awards have been or will be made thereunder, but the plan will continue to govern outstanding awards granted under that plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

        The following table sets forth certain information as of February 28, 2014, regarding beneficial ownership of our Common Stock by: (i) each person who is known to us to own beneficially more than five percent of our Common Stock; (ii) each of our current directors; (iii) each of the named executive officers in the Summary Compensation Table of this annual report; and (iv) the total for our current directors and current executive officers as a group. The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days of February 28, 2014 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Name or Group of Beneficial Owners	Number of Shares Beneficially Owned	Options Exercisable in 60 days	Percentage of Shares Beneficially Owned(1)
FMR LLC(2)	11,788,381	—	10.4%
245 Summer Street
Boston, MA 02210
Waddell & Reed Financial(3)	8,923,029		7.9%
6300 Lamar Avenue
Overland Park, KS 66202
PRIMECAP Management Company(4)	8,622,322	—	7.6%
225 South Lake Avenue, #400
Pasadena, CA 91101
The Vanguard Group(5)	6,855,933	—	6.0%
100 Vanguard Boulevard
Malvern, PA 19355
BlackRock, Inc(6)	6,272,165	—	5.5%
40 East 52nd Street
New York, NY 10022
Ronald Black	325,716	302,321	*
Satish Rishi(7)	627,221	486,573	*
Martin Scott	425,552	365,097	*
Jae Kim	45,787	39,709	*
Kevin Donnelly	413,346	337,137	*
Laura Stark	382,627	320,257	*
J. Thomas Bentley(8)	196,613	92,917	*
Penelope A. Herscher(9)	100,799	60,000	*
Charles Kissner(10)	29,166	16,666	*
David Shrigley	126,613	60,000	*
Eric Stang(11)	86,613	40,000	*
All current directors and executive officers as a group (11 persons)	2,760,053	2,120,677	2.4%
Shares Outstanding as of February 28, 2014			113,656,508

*
(Less than 1%)

(1)
Percentage of shares beneficially owned is based on 113,656,508 shares outstanding as of February 28, 2014.

(2)
As reported on Schedule 13G/A on February 14, 2014. The Schedule 13G/A was filed jointly on behalf of FMR LLC, Edward C. Johnson 3d, Fidelity Management & Research Company and Fidelity Growth Company Fund in connection with the beneficial ownership of the Common Stock of Rambus Incorporated.

(3)
As reported on Schedule 13G on February 7, 2014. The Schedule 13G was filed jointly on behalf of Waddell & Reed Financial Inc., Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company and Ivy Investment Management Company in connection with the beneficial ownership of the Common Stock of Rambus Incorporated.

(4)
As reported on Schedule 13G/A on February 14, 2014.

(5)
As reported on Schedule 13G/A on February 12, 2014.

(6)
As reported on Schedule 13G/A on January 30, 2014.

(7)
Includes 700 shares held in custodial account for which Mr. Rishi serves as custodian and 3,000 shares held in trust for which Mr. Rishi serves as a trustee.

(8)
Includes 76,613 shares held in trust for which Mr. Bentley serves as a trustee and 20,000 shares held in partnership for which Mr. Bentley serves as a partner.

(9)
Includes 40,799 shares held in trust for which Ms. Herscher serves as a trustee.

(10)
Includes 12,500 shares held under an LLC for which Mr. Kissner serves as owner.

(11)
Includes 46,613 shares held in trust for which Mr. Stang serves as a trustee.

EXECUTIVE OFFICERS OF THE COMPANY

        Information regarding our executive officers and their ages and positions as of February 28, 2014, is contained in the table below. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There is no family relationship between any of our executive officers.

Ronald Black, Ph.D.	50	Chief Executive Officer and President. Dr. Black has served as our chief executive officer and president since June 2012 and as a director since July 2012. Dr. Black was previously the Managing Director of R.D. Black & Company, a consulting firm, since August 2011. From September 2010 to August 2011, Dr. Black was the Chief Executive Officer of MobiWire, formerly Sagem Wireless, a privately-held mobile handset company headquartered near Paris, France that offers products and services to original equipment manufacturers and mobile network operators in the mobile phone marketplace. From June 2009 to October 2010, Dr. Black served as Chairman and CEO of UPEK, Inc. Dr. Black currently serves as a board member EnOcean GmbH, a German-based company that manufactures and markets energy harvesting technology, sensors, and radio frequency communication. From September 2010 to November 2012, he served as a board member of AuthenTec, Inc., which he joined following the AuthenTec-UPEK merger in September 2010 and from 2007 to 2013, he served as a board member of Inside Contactless, a France-based company engaged in the semiconductors and information technology industry. From September 2004 to June 2009, he was chief executive officer of Wavecom S.A., a publicly traded French wireless solutions company. Dr. Black holds a Bachelor of Science, a Masters of Science, and a Ph.D. in materials science and engineering from Cornell University in Ithaca, N.Y.
Kevin Donnelly	52

Senior Vice President, GM, Memory & Interfaces. Mr. Donnelly joined us in 1993. Mr. Donnelly has served in his current position since August 2012. From November 2008 to August 2012, Mr. Donnelly served as Senior Vice President, IP Strategy, from March 2006 to November 2008, as Senior Vice President, Engineering and from January 2005 to March 2006, as co-vice president of Engineering. From October 2002 to January 2005 he served as vice president, Logic Interface Division. Mr. Donnelly held various engineering and management positions before becoming vice president, Logic Interface Division in October 2002. Before joining us, Mr. Donnelly held engineering positions at National Semiconductor, Sipex, and Memorex, over an eight year period. He holds a B.S. in Electrical Engineering and Computer Sciences from the University of California, Berkeley, and an M.S. in Electrical Engineering from San Jose State University.

Jae Kim	43

Senior Vice President, General Counsel and Secretary. Mr. Kim has served as the senior vice president, general counsel and secretary since February 2013 and as our vice president, corporate legal since joining us in July 2010. Prior to his tenure at Rambus, Mr. Kim held senior legal positions at Aricent Inc., a privately-held communications technology company and Electronics for Imaging Inc., a digital printing technology company. Mr. Kim has also had significant experience in private practice with the law firm of Wilson Sonsini Goodrich & Rosati, P.C., where he advised high technology and emerging growth companies on mergers and acquisitions, private financings, public offerings, securities compliance, public company reporting and corporate governance. Mr. Kim began his legal career as an attorney with the United States Securities and Exchange Commission, Division of Corporation Finance, in Washington, DC. Mr. Kim is a member of both the California State Bar and New York State Bar, and received a J.D. from the American University, Washington College of Law, and his bachelor's degree from Boston University.

Satish Rishi	54

Senior Vice President, Finance and Chief Financial Officer. Mr. Rishi joined us in his current position in April 2006. Prior to joining us, Mr. Rishi held the position of executive vice president of Finance and chief financial officer of Toppan Photomasks, Inc., (formerly DuPont Photomasks, Inc.) one of the world's leading photomask providers, from November 2001 to April 2006. During his 27-year career, Mr. Rishi has held senior financial management positions at semiconductor and electronic manufacturing companies. He served as vice president and assistant treasurer at Dell Inc. Prior to Dell, Mr. Rishi spent 13 years at Intel Corporation, where he held financial management positions both in the United States and overseas, including assistant treasurer. Mr. Rishi holds a B.S. with honors in Mechanical Engineering from Delhi University in Delhi, India and an M.B.A. from the University of California at Berkeley's Haas School of Business. He also serves as a director of Measurement Specialties, Inc.

Martin Scott, Ph.D.	58

Senior Vice President, Chief Technology Officer. Dr. Scott has served in his current position since August 2012. From August 2010 until August 2012, Dr. Scott served as our Senior Vice President, GM, New Business Group and from December 2006 to August 2010, as our Senior Vice President, Engineering. Dr. Scott joined us from PMC-Sierra, Inc., a provider of broadband communications and storage integrated circuits, where he was most recently vice president and general manager of its Microprocessor Products Division from March 2006. Dr. Scott was the vice president and general manager for the I/O Solutions Division (which was purchased by PMC-Sierra) of Avago Technologies Limited, an analog and mixed signal semiconductor components and subsystem company, from October 2005 to March 2006. Dr. Scott held various positions at Agilent Technologies, including as vice president and general manager for the I/O Solutions division from October 2004 to October 2005, when the division was purchased by Avago Technologies, vice president and general manager of the ASSP Division from March 2002 until October 2004, and, before that, Network Products operation manager. Dr. Scott started his career in 1981 as a member of the technical staff at Hewlett Packard Laboratories and held various management positions at Hewlett Packard and was appointed ASIC business unit manager in 1998. He earned a B.S. from Rice University and holds both an M.S. and Ph.D. from Stanford University.

Laura Stark	45

Senior Vice President, Corporate Strategy and M&A. Ms. Stark has served in her current position since August 2012. From April 2008 to August 2012, Ms. Stark served as Senior Vice President, Corporate Development, from February 2005 to April 2008 as Senior Vice President, Platform Solutions and from October 2002 to February 2005 as vice president, Memory Interface Division. Ms. Stark held various business and management positions before becoming vice president, Memory Interface Division in October 2002. Prior to joining us, Ms. Stark held various positions in the semiconductor products division of Motorola, a communications equipment company, during a six year tenure, including technical sales engineer for the Apple sales team and field application engineer for the Sun and SGI sales teams. Ms. Stark holds a B.S. in Electrical Engineering from the Massachusetts Institute of Technology.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION & ANALYSIS

        This Compensation Discussion and Analysis ("CD&A") describes our 2013 compensation policies, programs, and decisions for our Named Executive Officers ("NEOs"). Our named executive officers for 2013 were:

  •
  Ronald Black, Chief Executive Officer and President;

  •
  Satish Rishi, Senior Vice President, Finance and Chief Financial Officer;

  •
  Martin Scott, Senior Vice President and Chief Technology Officer;

  •
  Jae Kim, Senior Vice President, General Counsel, and Secretary; and

  •
  Kevin Donnelly, Senior Vice President, GM, Memory and Interfaces.

        This report is organized as follows:

  1.
  Executive Summary

  2.
  Our Compensation Philosophy

  3.
  NEO compensation process

  4.
  Components of NEO compensation

  5.
  Other policies and elements of NEO compensation

EXECUTIVE SUMMARY

  2013 Business Performance

        In 2013, we signed patent license agreements with customers for aggregate revenues of up to $1.2 billion to be paid over the next ten years. We put behind us years of legal disputes, settling all outstanding litigation with SK hynix and Micron, and entering into license agreements with each of them, as we did with Samsung in 2010. In addition, we re-signed Samsung and extended the term of the patent license to 2023. We also entered into license agreements with ST Microelectronics and LSI Logic which resolved all outstanding litigation initiated in 2010 with the International Trade Commission. Our 2013 business results included:

  •
  $271.5 million in annual revenue;

  •
  Reduced marketing, general and administrative expenses by $36.2 million in 2013 compared to 2012;

  •
  Share price increase of 81% in 2013; and

  •
  Patent portfolio growth to, at year-end, 1,837 patents and 837 pending applications.

  NEO Compensation Highlights

  •
  Annual incentive compensation under the 2013 Corporate Incentive Plan ("CIP") was funded at 130% of target. Payout levels ranged from 121% to 175% of target for our NEOs.

  •
  All NEO annual equity awards granted in February 2013 were in the form of stock options, as an incentive for growth. In addition, RSU grants were made to our CEO and General Counsel for specific reasons outlined later in this CD&A.

  2013 Advisory Vote on Executive Compensation

        The advisory vote on executive compensation at our 2013 annual meeting received 91% favorable votes from our shareholders. The Compensation Committee is committed to ensuring that the Company's compensation programs are consistent with the Company's pay for performance philosophy and deliver appropriate results given Company financial performance and business conditions. Based on discussions in 2013 with representative shareholders, we believe a majority of favorable votes were cast at our 2013 annual meeting to express satisfaction with our pay for performance philosophy, our new executive leadership and the potential for the recovery of our stock price that did in fact begin in 2013. During the course of our 2013 proxy season, we continued to engage in ongoing discussions with institutional investors to gather input and feedback on our executive compensation program. Shareholder feedback will remain an important input into the Compensation Committee's work on the compensation programs for the Company.

OUR COMPENSATION PHILOSOPHY—PAY FOR PERFORMANCE

        Our NEO compensation program is designed to align NEO compensation to business objectives and company financial performance and to motivate NEOs to enhance long-term shareholder value. The principal components of our executive compensation in 2013 were equity incentive awards, base salary and annual variable cash incentive awards. By allocating a significant portion of NEO total compensation to equity incentive compensation and variable pay, more than 72% for our CEO and at least 59% of our NEOs 2013 total actual direct compensation was subject to the Company's financial performance and share price growth. 2013 equity incentive awards for our NEOs consisted primarily of time-based stock options. As a result, our executives will realize value from these annual equity compensation grants only to the extent that our shareholders experience increases in share price. RSU grants were also made to our CEO and General Counsel for specific reasons outlined later in this CD&A.

  Total Compensation: Opportunity Aligned with Shareholder Value

        The table below provides a summary of compensation for the NEOs over the last three years. In 2013, average NEO compensation increased by 25%, while our stock price increased by 81%.

Total NEO Pay for Performance(1)

(1)
Excludes CEO compensation—it is non-comparable between the each of the years shown as Dr. Black received new hire stock options in 2012. Total NEO compensation for each of the years shown in the chart is for individuals who are NEOs for the respective year and who are employed as of the respective fiscal year end.

  Annual Incentive Payouts: Aligned with Financial Performance

        For 2013, we measured our annual financial performance using pro forma operating income (described in more detail in the "Components of NEO Compensation" section). Pro forma operating income is a non-GAAP measure that we believe is a meaningful measure of the Company's core financial performance that supports our short-term and long-term business objectives. The total 2013 NEO annual CIP incentive payout pool was funded at 130% of the target bonus amount pursuant to the CIP.

Alignment of Annual Bonus Payments with Performance
2012-2013

  Realizable Value of Equity: Aligned with Shareholder Experience

        Since the pay mix for our NEOs is heavily weighted towards options, our NEOs experience growth in the realizable value of their awards only when the share price increases. We define realizable value of an option as the difference between the current share price and the exercise price of the option and we define realizable value of an RSU as simply the share price, rather than the grant date fair value (GDFV) as calculated for the Grants of Plan Based Awards Table.

        From January 2, 2013 to December 31, 2013, our stock price increased 81% (from a closing price on NASDAQ of $5.24 on January 2, 2013 to a closing price on NASDAQ of $9.47 on December 31, 2013). The chart below shows the percentage change in the daily closing price of a share of our common stock on NASDAQ from January 2, 2013 through December 31, 2013, using the January 2, 2013 closing price as the base price.

Rambus Stock Price Percentage Change
1/2/2013 - 12/31/2013

        The realizable value of our NEOs option awards has increased accordingly. The chart below illustrates how the realizable value from the FY2012 annual option awards as of December 31, 2013 is lower than the reported GDFV while the realizable value of the FY2013 annual option awards as of December 31, 2013 is higher than the reported GDFV. In total, the sum of the GDFV ($6.21 per option) aligns to the realizable value as of December 31, 2013 ($6.17 per option), signifying that the awards are delivering approximately the value that was reported in the proxy as compensation. We believe that this relationship is appropriate given the increase in share price during 2013.

Realizable Value of Annual Option Awards

NEO COMPENSATION PROCESS

  The Role of the Compensation Committee

        The Compensation Committee is responsible for determining and approving CEO compensation, approving compensation recommendations for NEOs, recommending to the Board changes to the non-employee director compensation program, approving the overall levels of equity to be granted each year, and determining the amount of funding that will be available for CIP, among other duties expressed in its charter. In performing these duties, the Compensation Committee evaluates the performance of the CEO, and reviews and evaluates the existing NEO compensation programs. The Compensation Committee has the authority to obtain advice and assistance from internal or external compensation consultants, attorneys, accountants, and other advisers. In 2013, the Compensation Committee continued to retain Semler Brossy Consulting Group, LLC (SBCG) to assist in evaluating executive and director compensation. SBCG reports directly to the Compensation Committee, and works collaboratively with management and the Compensation Committee. Pursuant to SEC rules, the Compensation Committee has assessed the independence of SBCG, and concluded that no conflict of interest exists that would prevent SBCG from independently representing the Compensation Committee. SBCG does not perform other services for the Company, and will not do so without the prior consent of the Compensation Committee. SBCG meets with the Compensation Committee outside the presence of management.

        In 2013, the Compensation Committee considered several factors to ensure that compensation packages were consistent with our pay for performance philosophy and that we remain competitive in the market for talent. Market compensation levels and individual leadership and performance assessments were important factors considered in the decision-making process. Additional factors considered included job scope, individual skills/experience, relative importance of the individual's role, internal pay equity, historical pay levels and equity holdings, and recent Company performance.

        In 2013, the Compensation Committee reviewed comprehensive performance assessments of the NEOs and conducted a review of the CEO's performance. This assessment included pre-established strategic objectives and review of direct feedback from managers, peers and subordinates. The Compensation Committee also held an annual joint meeting with the Corporate Governance/Nominating Committee to review and discuss Company leadership development, performance objectives and emergency and long-term succession planning.

  The Role of Management

        Each year, the CEO and the Senior Vice President of Human Resources present to the Compensation Committee annual performance reviews and compensation recommendations for the NEOs. Management personnel works with SBCG to prepare compensation information and assessments.

        In addition, once the Compensation Committee determines the amount of funding available for CIP, the CEO allocates this funding to each operating or business unit of the Company. The CEO then measures the operating or business unit's achievement levels against the unit's specific performance milestones in relation to the Company's overall performance targets, and recommends a specific CIP award for each NEO. The Compensation Committee reviews and approves the CEO's proposed CIP award for each NEO.

  Peer Group Comparisons

        Each year, SBCG, together with senior members of our Human Resources department, defines and assesses the appropriateness of a group of similarly situated companies, referred to as the Compensation Peer Group, for purposes of assisting the Compensation Committee to determine whether the total compensation opportunity available to our NEOs is appropriate and competitive. The Compensation Committee reviews and approves the Compensation Peer Group as recommended by management and SBCG. The 2013 Compensation Peer Group consisted of 16 companies selected based on a number of key attributes, including revenue, technological complexity, industry and business characteristics, market capitalization and number of employees.

Applied Micro Circuits Corporation	Integrated Device Technology, Inc.	Ruckus Wireless Inc.
Cavium Networks, Inc.	Integrated Silicon Solution	Semtech Corporation
Cymer, Inc.	Monolithic Power Systems	Silicon Image, Inc.
DSP Group, Inc.	InterDigital, Inc.	Silicon Laboratories Inc.
FormFactor, Inc.	OmniVision Technologies, Inc.	Tessera Technologies, Inc.
PMC-Sierra, Inc.

        The Compensation Committee also reviewed data from the Radford Select Executive Compensation Report to supplement the publicly available Compensation Peer Group data.

        The Board of Directors annually evaluates the independence of its members as well as the members of its committees.

 COMPONENTS OF NEO COMPENSATION

        The Company's executive compensation program consists of the following components:

  •
  Annual Base Salary

  •
  Annual Variable Cash Compensation—Corporate Incentive Plan (CIP)

  •
  Equity Incentive Compensation

  Annual Base Salary

        The Compensation Committee evaluates base salaries for the NEOs on an annual basis. The Compensation Committee considers a number of factors, including the NEO's salary history, current compensation levels, responsibilities, experience, individual and Company performance, and market information when determining and approving NEO salary increases. The Compensation Committee also reviews potential changes in CIP and equity payouts when considering changes in base salary.

        For 2013, the Compensation Committee approved no increases in the base salary for our NEOs.

        For 2014, the Compensation Committee approved an increase in the base salary for Mr. Kim to reflect superior individual performance as well as a recent upward trend in compensation levels for general counsels among our peers. No other NEOs received increases in base salary levels for 2014.

  Annual Variable Cash Compensation—Corporate Incentive Plan (CIP)

        For 2013, the CIP provided cash incentives to NEOs based upon the achievement of specific levels of Company performance. The CIP is used for all eligible employees at the Company. The total target opportunity for NEOs under the 2013 CIP was based on Company performance as measured against the established operating targets.

        For 2013, the Compensation Committee approved no increases in target annual cash incentives for our NEOs.

        For 2014, the Compensation Committee approved increases in target annual cash incentives for Dr. Black, Mr. Donnelly and Mr. Kim. These increases were made to reflect individual performance as well as recent market trends.

  Company Performance Measurement

        We used pro forma operating income as the measurement of the Company's financial performance for the purposes of the 2013 CIP. Pro forma operating income is a non-GAAP measure that consists of GAAP operating income, excluding stock-based compensation expense, amortization expense, costs of restatement and related legal expenses, certain acquisition related expenses, retention bonuses and certain other one-time or extraordinary expenses or credits. One-time or extraordinary expense or income items may be excluded at the Compensation Committee's discretion. The Company believes that pro forma operating income provided a meaningful measure of core financial performance and supports our short-term and long-term business objectives.

        In 2013, the NEOs participated in the 2013 CIP for their annual variable cash compensation on the same terms as other participants.

  2013 CIP Payouts

        2013 pro forma operating income was $98.8 million, above the annual target of $76.0 million. Based on the Company's financial performance, the CIP was funded at 130% of target. CIP payouts for NEOs ranged from 121% to 175% of target.

 2013 CIP Payouts

2013 CIP Target			2013 CIP Payouts
Executive	2013 CIP Target	% of Base Salary	Total 2013 CIP Payout	% of Total Target CIP
Ronald Black	$515,000	100.0%	$669,500	130.0%
Satish Rishi	$280,000	86.2%	$364,000	130.0%
Martin Scott	$310,000	92.5%	$375,100	121.0%
Jae Kim	$200,000	72.7%	$350,000	175.0%
Kevin Donnelly	$220,000	73.3%	$295,900	134.5%

  Equity Compensation

        The Compensation Committee reviews market information, external competitive circumstances, overall ownership and vesting schedules of existing equity held by the NEO and each NEO's performance and contribution during the completed fiscal year to determine annual equity awards.

  Annual February Equity Grants

        The Compensation Committee annually evaluates the structure of the equity compensation program, including the type of awards used and the allocation of stock options and restricted stock units to ensure that grants appropriately support our strategic and financial objectives.

        NEO annual equity awards granted in February 2013 were in the form of stock options, moving away from the previous practice of an allocation between stock options and RSUs. In determining these grants, the Compensation Committee considered a number of factors, consistent with the approach described above, including particular focus on individual performance and the stock price levels.

        NEO annual equity awards granted in February 2014 were in the form of stock options. In determining these grants, the Compensation Committee considered, among other factors, each NEO's performance in 2013, as well as the significant increase in our stock price during this period.

  Additional Equity Granted to NEOs in 2013

        Dr. Black received an award of 44,292 RSUs in February 2013, pursuant to the Compensation Committee's request that Dr. Black's 2012 CIP payout be denominated in RSUs instead of cash.

        Mr. Kim received an award of 5,000 RSUs in February 2013, prior to his appointment as General Counsel. This award was an annual award in his former position as Vice President of Corporate Legal.

OTHER POLICIES AND ELEMENTS OF NEO COMPENSATION

  Benefits

        We do not provide any perquisites to NEOs that are not generally available to the broad employee population (certain exceptions are discussed below). Our NEOs are eligible to participate in our 401(k) plan, our health and welfare benefits, our Employee Stock Purchase Plan and our User-Owned Personal Computing Devices reimbursement program, on the same terms as other eligible employees.

  Stock Ownership Guidelines

        The Compensation Committee updated our stock ownership guidelines on July 25, 2013. Our executives are required to hold 50% of shares realized upon vesting or exercise of equity awards until they reach the required levels of 5x base salary for the CEO and 3x base salary for the other executive officers. For purposes of these guidelines, ownership includes shares owned outright, unvested restricted stock and restricted stock units, and the value of vested and unexercised stock options. All of our NEOs were in compliance with this policy in 2013.

  Hedging

        As stated in our Code of Business Conduct and Ethics, all of our employees and directors are prohibited from engaging in hedging transactions in Rambus shares, such as short sales and purchases of put options.

  Equity Grant Policy

        Annual equity awards are granted at the closing price on February 1st of each year. If February 1st is not a trading day, the grants become effective and are priced as of the next trading day. The number of shares and key award terms of awards to NEOs are approved by the Compensation Committee prior to the February 1st award date.

  Compensation Recovery

        The Compensation Committee reserves the right to reduce or withhold future compensation based on any required restatement or adjustment, and to determine the extent to which recovery of prior compensation may be pursued in the event of future adjustments caused by fraud on the part of an executive of Rambus. The Compensation Committee will adopt a policy that complies with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act when such rules are promulgated.

  Tax Considerations

        Under Section 162(m) of the Internal Revenue Code, a corporation cannot deduct compensation it pays to its Chief Executive Officer and certain other executive officers in excess of $1 million. Compensation that qualifies as "performance-based," however, is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan that has been approved by the corporation's shareholders. The Compensation Committee considers the potential future effects of Section 162(m) when determining NEO compensation. All of the stock options granted to our NEOs are intended to qualify under Section 162(m) as performance-based compensation. Nonetheless, from time to time, the Compensation Committee does approve compensation to our NEOs that does not satisfy the requirements of Section 162(m) when it believes that other considerations outweigh the tax deductibility of the compensation. For example, earned RSUs and annual variable cash awards paid to our NEOs under our current annual incentive plan may not be deductible in the future, as these awards may not qualify as "performance-based compensation" for purposes of Section 162(m). We believe these awards and payouts were appropriate in 2013 for retention purposes in light of individual performance as well as market compensation trends, as discussed in this CD&A. The Compensation Committee intends to continue evaluating all of our executive compensation and may qualify such compensation as performance based compensation under Section 162(m) to the extent applicable, and so long as the Compensation Committee determines that doing so is in the Company's best interests.

  Compensation Program Risk Evaluation

        The Compensation Committee annually reviews the elements of named executive compensation to determine whether any portion of the overall program encourages excessive risk taking. The Committee's current assessment is that although the majority of compensation provided to our NEOs is performance-based, our compensation programs do not encourage excessive or unnecessary risk taking.

The Committee believes that the design of these compensation programs encourages our NEOs to remain focused on both short-term and long-term strategic goals.

  Other Compensation and Governance Practices

        Other best practice principles reflected in our compensation programs include:

  •
  No cash payments upon termination or change-in-control to our NEOs, other than the CEO. Outstanding equity awards may vest upon a "double-trigger" termination in the event of a change-in-control.

  •
  Dr. Black's employment agreement with the Company includes, among other terms, certain payments for Dr. Black in the event of his termination, a change of control of the Company, or both. The Compensation Committee believed that including these provisions in Dr. Black's employment agreement was appropriate given the context of changes in the Company's leadership at that time.

  •
  We generally do not provide perquisites or tax gross-ups to any of our executive officers. However, the Company provided reimbursements to Dr. Black during the first eight months of his employment with the Company for reasonable travel costs to and from his residence. See "Executive Compensation Tables—Summary Compensation Table" in this Proxy Statement.

COMPENSATION COMMITTEE REPORT

        Our Compensation Committee, as of February 2014, reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this report.

THE COMPENSATION COMMITTEE
Penelope A. Herscher (Chairperson) Charles Kissner

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table

        The following table shows compensation information for 2011, 2012 and 2013 for the named executive officers.

Summary Compensation
For Fiscal Years 2011, 2012 and 2013

Name and Title	Year		Salary ($)	Stock Awards(1) ($)		Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Ronald Black	2013		515,000	241,834	(4)	443,251	669,500	17,809	1,887,394
Chief Executive Officer and President	2012	(5)	267,403	—		2,166,693	268,078	24,267	2,726,441
Satish Rishi	2013		325,000	—		116,645	364,000	9,090	814,735
Senior Vice President, Finance and	2012		325,000	43,860		195,278	79,828	28,987	672,953
Chief Financial Officer	2011		325,000	167,440		379,040	458,413	29,528	1,359,421
Martin Scott	2013		335,000	—		139,974	375,100	7,650	857,724
Senior Vice President and Chief	2012		334,167	51,170		230,655	86,825	29,635	732,452
Technology Officer	2011		324,583	209,300		433,188	464,194	30,122	1,461,387
Jae Kim	2013	(6)	272,083	27,300		93,316	350,000	9,090	751,789
Senior Vice President, General Counsel and Secretary
Kevin Donnelly	2013	(6)	300,000	—		139,974	295,900	9,090	744,964
Senior Vice President, GM Memory & Interfaces

(1)
The amounts shown are the aggregate grant date fair value computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used to calculate the value of stock and stock option awards are set forth under Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
Amounts for fiscal year 2013 consist of compensation earned for services rendered in fiscal year 2013 and are based upon the achievement of certain targets under the 2013 Corporate Incentive Plan targets. The target and achievement results were reviewed and approved by the Compensation Committee. The plan is further described under "Compensation Discussion & Analysis—Executive Compensation Components."

(3)
For Dr. Black, this consists of $9,759 in relocation expenses and $8,050 in other compensation for 2013. The details of the other compensation for Dr. Black and the other NEOs for 2013 are described in this Proxy Statement under "Compensation Disclosure and Analysis"—"Other Policies and Elements of NEO Compensation," "Benefits," and "Other Compensation and Governance Policies."

(4)
$232,976 of Dr. Black's non-equity incentive plan compensation for 2012 was paid in stock awards that vest over three years. These stock awards were granted on February 1, 2013 with a grant date fair value of $5.46 per share.

(5)
Dr. Black was appointed CEO of the Company during 2012.

(6)
Not a named executive officer in 2012 and 2011.

 Grants of Plan Based Awards

        The following table shows all plan-based awards granted to the named executive officers during fiscal year 2013. The option awards and the unvested portion of the stock awards identified in the table below are also reported in the Outstanding Equity Awards at Fiscal 2013 Year End Table that follows.

Grants of Plan Based Awards

									All Other Stock Awards; Number of Shares or Stock Units(2) (#)	All Other Option Awards; Number of Securities Underlying Options(3) (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payments Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock & Option Awards(4) ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald Black	2/1/2013	1/17/2013	—	—	—	—	—	—	44,292	—	0.00	241,834
	2/1/2013	1/25/2013	—	—	—	—	—	—	—	190,000	5.46	443,251
	—	1/25/2013	N/A	515,000	1,030,000
Satish Rishi	2/1/2013	1/17/2013	—	—	—	—	—	—	—	50,000	5.46	116,645
	—	1/17/2013	N/A	280,000	560,000
Martin Scott	2/1/2013	1/17/2013	—	—	—	—	—	—	—	60,000	5.46	139,974
	—	1/17/2013	N/A	310,000	620,000
Jae Kim	2/1/2013	1/17/2013	—	—	—	—	—	—	5,000	—	0.00	27,300
	2/1/2013	1/30/2013	—	—	—	—	—	—	—	25,000	5.46	58,323
	2/1/2013	1/17/2013	—	—	—	—	—	—	—	15,000	5.46	34,994
	—	1/30/2013	N/A	200,000	400,000
Kevin Donnelly	2/1/2013	1/17/2013	—	—	—	—	—	—	—	60,000	5.46	139,974
	—	1/17/2013	N/A	220,000	440,000

(1)
Amounts shown are estimated payouts for fiscal year 2013 to the named executive officers based on the 2013 CIP targets under the plan discussed under "Compensation Discussion & Analysis—Components of NEO Compensation." Actual CIP awards received by these named executive officers for fiscal 2013 are reported in the Summary Compensation Table for Fiscal Year 2013 under the column entitled "Non-Equity Incentive Plan Compensation" and described under "Compensation Discussion & Analysis—Components of NEO Compensation." There are no threshold payment amounts under CIP.

(2)
Restricted stock units were granted to the CEO and General Counsel on February 1, 2013.

(3)
The stock options were granted as part of the Company's regular performance review process and vest based on the executive continuing to provide services to the Company through the applicable vesting dates. See the "Compensation Discussion and Analysis" and "Outstanding Equity Awards at Fiscal Year End" for additional information with respect to these stock option grants.

(4)
The value of a stock award or stock option award is based on the fair market value as of the grant date of such award determined pursuant to FASB ASC Topic 718. Stock awards consist of restricted stock unit awards. The exercise price for all options granted to the named executive officers is 100% of the fair market value of the shares on the grant date. The option exercise price has not been deducted from the amounts indicated above. Regardless of the value placed on a stock option on the grant date, the actual value of the option will depend on the market value of our Common Stock at such date in the future when the option is exercised and exceeds the exercise price.

Outstanding Equity Awards at Fiscal Year End

        The following table shows all outstanding equity awards held by the named executive officers as of December 31, 2013. Unvested stock awards reported in the Grants of Plan Based Awards table above are also included in the table below.

Outstanding Equity Awards at Fiscal 2013 Year End

Name	# of Securities Underlying Unexercised Options (#) Exercisable		# of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested(1)($)	Equity Incentive Plan Awards: # of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald Black	—		—		0.00	—	44,292	(2)	419,445	—	—
	35,285	(3)	154,715		5.46	2/1/2023	—		—	—	—
	199,750	(4)	395,250		5.76	7/2/2022	—		—	—	—
	—		297,500	(5)	5.76	7/2/2022	—		—	—	—
	—		297,500	(6)	5.76	7/2/2022	—		—	—	—
Satish Rishi	9,285	(3)	40,715		5.46	2/1/2023	—		—	—	—
	—		45,000	(7)	4.13	8/1/2022	—		—	—	—
	—		45,000	(8)	4.13	8/1/2022	—		—	—	—
	19,928	(9)	25,072		7.31	2/1/2022	—		—	—	—
	—		—		0.00	—	4,500	(10)	42,615	—	—
	19,833	(11)	15,167		20.93	2/1/2021	—		—	—	—
	—		—		0.00	—	4,000	(12)	37,880	—	—
	24,533	(13)	7,467		22.72	2/1/2020	—		—	—	—
	—		—		0.00	—	2,000	(14)	18,940	—	—
	39,038	(15)	1,347		8.55	2/2/2019	—		—	—	—
	40,000	(16)	—		19.86	2/1/2018	—		—	—	—
	100,000	(17)	—		18.69	2/1/2017	—		—	—	—
	220,000	(18)	—		40.80	4/11/2016	—		—	—	—
Martin Scott	11,142	(3)	48,858		5.46	2/1/2023	—		—	—	—
	—		80,000	(7)	4.13	8/1/2022	—		—	—	—
	—		80,000	(8)	4.13	8/1/2022	—		—	—	—
	22,142	(9)	27,858		7.31	2/1/2022	—		—	—	—
	—		—		0.00	—	5,250	(10)	49,718	—	—
	22,666	(11)	17,334		20.93	2/1/2021	—		—	—	—
	—		—		0.00	—	5,000	(12)	47,350	—	—
	24,533	(13)	7,467		22.72	2/1/2020	—		—	—	—
	—		—		0.00	—	2,000	(14)	18,940	—	—
	39,038	(15)	1,347		8.55	2/2/2019	—		—	—	—
	30,000	(16)	—		19.86	2/1/2018	—		—	—	—
	200,000	(19)	—		19.16	1/3/2017	—		—	—	—
Jae Kim	7,427	(3)	32,573		5.46	2/1/2023	—		—	—	—
	—		—		0.00	—	5,000	(20)	47,350	—	—
	11,764	(21)	11,765		5.63	8/2/2020	—		—	—	—
	5,357	(21)	5,357		5.63	2/1/2021	—		—	—	—
	6,642	(9)	8,358		7.31	2/1/2022	—		—	—	—
	—		—		0.00	—	3,000	(10)	28,410	—	—
	—		—		0.00	—	2,000	(12)	18,940	—	—
	—		—		0.00	—	5,000	(22)	47,350	—	—
Kevin Donnelly	11,142	(3)	48,858		5.46	2/1/2023	—		—	—	—
	—		45,000	(7)	4.13	8/1/2022	—		—	—	—
	—		45,000	(8)	4.13	8/1/2022	—		—	—	—
	17,714	(9)	22,286		7.31	2/1/2022	—		—	—	—
	—		—		0.00	—	3,750	(10)	35,513	—	—
	17,000	(11)	13,000		20.93	2/1/2021	—		—	—	—
	—		—		0.00	—	3,750	(12)	35,513	—	—
	17,633	(13)	5,367		22.72	2/1/2020	—		—	—	—
	—		—		0.00	—	1,279	(14)	12,112	—	—
	25,659	(15)	885		8.55	2/2/2019	—		—	—	—
	30,000	(16)	—		19.86	2/1/2018	—		—	—	—
	60,000	(17)	—		18.69	2/1/2017	—		—	—	—
	70,000	(23)	—		22.94	1/6/2016	—		—	—	—
	75,000	(24)	—		24.04	12/3/2014	—		—	—	—

(1)
The market value is calculated using the closing price of our Common Stock of $9.47 on December 31, 2013 (the last trading day of 2013), as reported on The Nasdaq Global Select Market (NASDAQ), multiplied by the unvested stock amount.

(2)
The restricted stock units were granted on February 1, 2013. 1/3rd of the total shares granted will vest annually until fully vested on February 1, 2016.

(3)
The option was granted on February 1, 2013. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vest in equal monthly installments until they are fully vested on February 1, 2017.

(4)
The option was granted on July 2, 2012. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vest in equal monthly installments until they are fully vested on July 2, 2016.

(5)
The performance option was granted on July 2, 2012. Shares subject to the option fully vest on June 25, 2015 if Rambus common stock has previously attained a closing price on NASDAQ of $15.00 or more over any sixty (60) consecutive trading day period. If such performance milestone is not achieved by June 25, 2015, the option will become fully vested upon the subsequent date, if any, upon which such performance milestone is achieved prior to June 25, 2017, and if such performance milestone is not achieved prior to June 25, 2017, the option will terminate.

(6)
The performance option was granted on July 2, 2012. Shares subject to the option fully vest on June 25, 2015 if Rambus common stock has previously attained a closing price on NASDAQ over any sixty (60) consecutive trading day period as follows: 20% will vest with a closing price of $16.00; 20% will vest with a closing price of $17.00; 20% will vest with a closing price of $18.00; 20% will vest with a closing price of $19.00; and 20% will vest with a closing price of $20.00. If the option has not vested, or has only partially vested by June 25, 2015, the option will vest if and to the extent the related performance milestones are achieved prior to June 25, 2017, and if the related performance milestones are not achieved prior to June 25, 2017, the unvested portion of the option will terminate.

(7)
The performance option was granted on August 1, 2012. Shares subject to the option fully vest on August 1, 2015 if Rambus common stock has previously attained a closing price on NASDAQ of $15.00 or more over any sixty (60) consecutive trading day period. If such performance milestone is not achieved by August 1, 2015, the option will become fully vested upon the subsequent date, if any, upon which such performance milestone is achieved prior to August 1, 2017, and if such performance milestone is not achieved prior to August 1, 2017, the option will terminate.

(8)
The performance option was granted on August 1, 2012. Shares subject to the option fully vest on August 1, 2015 if Rambus common stock has previously attained a closing price on NASDAQ over any sixty (60) consecutive trading day period as follows: 20% will vest with a closing price of $16.00; 20% will vest with a closing price of $17.00; 20% will vest with a closing price of $18.00; 20% will vest with a closing price of $19.00; and 20% will vest with a closing price of $20.00. If the option has not vested, or has only partially vested by August 1, 2015, the option will vest if and to the extent the related performance milestones are achieved prior to August 1, 2017, and if the related performance milestones are not achieved prior to August 1, 2017, the unvested portion of the option will terminate.

(9)
The option was granted on February 1, 2012. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vest in equal monthly installments until they are fully vested on February 1, 2016.

(10)
The restricted stock units were granted on February 1, 2012. 25% of the total shares granted will vest annually until fully vested on February 1, 2016.

(11)
The option was granted on February 1, 2011. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vest in equal monthly installments until they are fully vested on February 1, 2016.

(12)
The restricted stock units were granted on February 1, 2011. 25% of the total shares granted will vest annually until fully vested on February 1, 2015.

(13)
The option was granted on February 1, 2010. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vest in equal monthly installments until they are fully vested on February 1, 2015.

(14)
The restricted stock units were granted on February 1, 2010. 25% of the total shares granted will vest annually until fully vested on February 1, 2014.

(15)
The option was granted on February 2, 2009. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vested in equal monthly installments until they were fully vested on February 2, 2014.

(16)
The option was granted on February 1, 2008. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vested in equal monthly installments until they were fully vested on February 1, 2013.

(17)
The option was granted on February 1, 2007. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vested in equal monthly installments until they were fully vested on February 1, 2012.

(18)
The option was granted on April 11, 2006. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vested in equal monthly installments until they were fully vested on April 11, 2011.

(19)
The option was granted on January 3, 2007. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vested in equal monthly installments until they were fully vested on January 3, 2012.

(20)
The restricted stock units were granted on February 1, 2013. 25% of the total shares granted will vest annually until fully vested on February 1, 2017.

(21)
The option was granted on June 22, 2012 pursuant to the Company's Offer to Exchange program. 1/3rd of the total shares granted vested on June 22, 2013 and the remaining shares continue to vest in equal monthly installments until fully vested on June 22, 2015.

(22)
The restricted stock units were granted on August 2, 2010. 25% of the total shares granted will vest annually until fully vested on August 2, 2014.

(23)
The option was granted on January 6, 2006. Options representing 1/10th of the total shares granted vested six months from the grant date and the remaining shares vested in equal monthly installments until they were fully vested on January 6, 2011.

(24)
The option was granted on December 3, 2004. Cliff vesting in equal monthly installments began on January 31, 2009 until they were fully vested on December 31, 2009.

        Each of the options and other equity awards reflected on the table above were issued under the 1997 Plan or the 2006 Plan, which are plans that were or are available to all of our employees.

        In the case of the 1997 Plan, if a "merger" of the Company occurs, as defined in the plan, each outstanding option or equity award will be assumed or an equivalent option or right substituted by the successor company. Following such assumption or substitution, if the participant's status as a service provider is terminated by the successor corporation as a result of an "involuntary termination" other than for "cause," each as defined in the relevant plan, within twelve months following the merger, then the participant will fully vest and have the right to exercise all of his or her options and will convert any other equity awards into shares of Common Stock (commonly referred to as a "double-trigger" termination). In the event that the successor company refuses to assume or substitute for the equity award the participant will fully vest in and have the right to exercise all of his or her options or stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met immediately prior to the merger.

        In the case of the 2006 Plan, in the event of a "change of control" of the Company, as defined in the plan, each outstanding option or equity award will be assumed or an equivalent option or right substituted by the successor company. In the event that the successor company refuses to assume or substitute for the option or equity award, the participant will fully vest in and have the right to exercise all of his or her options or stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change of control, the administrator of the 2006 Plan will notify the participant that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the administrator, and the option or stock appreciation right will terminate upon the expiration of such period.

        The form of option agreement for the 2006 Plan provides that if a successor company assumes outstanding options or substitutes for options with an equivalent award, then if following such assumption or substitution the participant's status as an employee or employee of the successor company, as applicable, is terminated by the successor company as a result of an Involuntary Termination (as defined below) other than for Cause (as defined below) within twelve months following the change in control, the option will immediately vest and become exercisable as to 100% of the shares subject to the option.

        For purposes of the 2006 Plan form option agreement, "Cause" will mean (i) any act of personal dishonesty taken by the participant in connection with his or her responsibilities as an employee and intended to result in substantial personal enrichment of the participant, (ii) the participant's conviction of a felony, (iii) a willful act by the participant which constitutes gross misconduct and which is injurious to the successor company, and (iv) following delivery to the participant of a written demand for performance from the successor company which describes the basis for the successor company's belief that the participant has not substantially performed his or her duties, continued violations by the participant of the participant 's obligations to the successor company which are demonstrably willful and deliberate on the participant's part.

        For purposes of the 2006 Plan form option agreement, any of the following events shall constitute an "Involuntary Termination": (i) without the participant's express written consent, a significant reduction of the participant's duties, authority or responsibilities, relative to the participant's duties, authority or responsibilities as in effect immediately prior to the change in control, or the assignment to the participant of such reduced duties, authority or responsibilities; (ii) without the participant's express written consent, a substantial reduction, without good business reasons, of the facilities and perquisites (including office space and location) available to the participant immediately prior to the change in control; (iii) a reduction by the successor company in the base salary of the participant as in effect immediately prior to the change in control; (iv) a material reduction by the successor company in the kind or level of employee benefits, including bonuses, to which the participant was entitled immediately prior to the change in control with the result that the participant's overall benefits package is significantly reduced; (v) the relocation of the participant to a facility or a location more than fifty miles from the participant's then present location, without the participant's express written consent; (vi) any purported termination of the participant by the successor company which is not effected for disability or for Cause, or any purported termination for which the grounds relied upon are not valid; or (vii) any act or set of facts or circumstances which would, under California case law or statute constitute a constructive termination of the Participant.

Option Exercises and Stock Vested

        The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting, by the named executive officers during fiscal year 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1)($)
Ronald Black	—	—	—	—
Satish Rishi	—	—	8,074	43,878
Martin Scott	—	—	8,824	47,973
Jae Kim	—	—	7,000	60,120
Kevin Donnelly	—	—	6,096	33,149

(1)
The value realized equals the market value of our Common Stock on the vesting date multiplied by the number of shares that vested.

Potential Payments Upon Termination or Change-in-Control

        Dr. Black's employment agreement with the Company provides that in the event the Company terminates Dr. Black's employment with the Company without "Cause" and such termination does not occur within the three months prior to or 12 months following a change of control of the Company, Dr. Black will receive: (i) continued payment (over 12 months) of one year of base salary and 100% of his target bonus, (ii) a monthly $3,000 payment (in lieu of continued employee benefits) for a period of 12 months, and (iii) 12 months additional vesting of all equity awards with a service based component (excluding awards with a performance-based component if the performance metric has not been achieved by the termination date). In the event the Company terminates Dr. Black's employment with the Company without "Cause" or Dr. Black voluntarily terminates his employment for "Good Reason", and in either event, such termination occurs within three months prior to or 12 months following a change of control of the Company, Dr. Black will receive: (i) continued payment (over 12 months) of 18 months of base salary and 150% of his target bonus, (ii) a monthly $3,000 payment (in lieu of continued employee benefits) for a period of 18 months, and (iii) 100% vesting of all equity awards with a service based component (excluding awards with a performance-based component if the performance metric has not been achieved by the termination date).

        Outstanding equity awards may vest upon a "double-trigger" termination in the event of a change-in-control, as provided under the applicable equity plan and as described under the "Outstanding Equity Awards at Fiscal 2013 Year End" table. This accelerated vesting applies to all awards made under the plans and is not specific to awards made to our named executive officers.

Compensation of Directors

        The following table shows compensation information for our non-employee directors for 2013.

Director Compensation
For Fiscal Year 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension and Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
J. Thomas Bentley	65,000	160,010	(2)	—	—	—	—	225,010
Penelope Herscher	60,000	160,010	(3)	—	—	—	—	220,010
Charles Kissner	40,000	160,010	(4)	—	—	—	—	200,010
David Shrigley	40,000	160,010	(5)	—	—	—	—	200,010
Eric Stang	71,841	160,010	(6)	—	—	—	—	231,851

(1)
The amounts shown are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the value of stock option awards are set forth under Note 13 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2013.

(2)
Reflects the compensation costs to be recognized associated with a restricted stock unit award of 16,530 shares of Common stock made on October 1, 2013 with a fair value as of the grant date of $9.68 per share disregarding forfeiture assumptions. Mr. Bentley also had options to purchase an aggregate of 92,917 shares outstanding as of December 31, 2013.

(3)
Reflects the compensation costs to be recognized associated with a restricted stock unit award of 16,530 shares of Common stock made on October 1, 2013 with a fair value as of the grant date of $9.68 per share disregarding forfeiture assumptions. Ms. Herscher also had options to purchase an aggregate of 60,000 shares outstanding as of December 31, 2013.

(4)
Reflects the compensation costs to be recognized associated with a restricted stock unit award of 16,530 shares of Common stock made on October 1, 2013 with a fair value as of the grant date of $9.68 per share disregarding forfeiture assumptions. Mr. Kissner also had options to purchase an aggregate of 40,000 shares outstanding as of December 31, 2013.

(5)
Reflects the compensation costs to be recognized associated with a restricted stock unit award of 16,530 shares of Common stock made on October 1, 2013 with a fair value as of the grant date of $9.68 per share disregarding forfeiture assumptions. Mr. Shrigley also had options to purchase an aggregate of 60,000 shares outstanding as of December 31, 2013.

(6)
Reflects the compensation costs to be recognized associated with a restricted stock unit award of 16,530 shares of Common stock made on October 1, 2013 with a fair value as of the grant date of $9.68 per share disregarding forfeiture assumptions. Mr. Stang also had options to purchase an aggregate of 40,000 shares outstanding as of December 31, 2013.

Overview of Compensation and Procedures

        No changes were made to our Board pay practices in 2013.

        In 2008, as a result of our annual review of Rambus Board pay practices and competitive positioning, changes were recommended and adopted to our Board pay practices. The Compensation Committee reviewed materials from SBCG detailing benchmark and competitive pay practices both within our peer group and across public companies in general. A decision was made to discontinue the annual equity stock option grant and replace this award with an annual RSU equity grant with an approximate fair market value equal to $160,000 at the time of grant. Our decision to denominate the annual RSU grant in terms of value instead of number of shares will help address year-over-year volatility and provides consistent alignment with our Compensation Peer Group. This revision to the director plan acknowledges their commitment of time and consultation and will continue to be benchmarked to industry and peer group compensation practices.

Summary of Director Plan

        Annual Retainer.    Each independent director receives an annual retainer of $40,000 in cash. The Chairpersons of the Board and Audit Committee each receive an additional annual retainer of $25,000. The Chairperson of the Compensation Committee receives an additional annual retainer of $20,000. The Chairperson of the Corporate Governance and Nominating Committee receives an additional annual retainer of $10,000. Each annual retainer is paid in quarterly installments. The annual retainers were not increased for 2013.

        Annual Equity Grant.    Each independent director receives an annual equity grant of such number of RSUs with an approximate fair market value equal to $160,000 at the time of grant. This annual equity grant represents a change from the annual equity grant of an option to purchase 20,000 shares of Common Stock which the independent directors previously received in 2008. This change was made after reviewing the market data of our competitors and to reflect the time commitments our independent directors are asked to make to the Company. The RSU grants vest in full at the end of a one-year period, subject to the independent director continuing to serve through each applicable vesting date. If the director discontinues service prior to the vesting of any RSU grant, the Compensation Committee may, in its discretion, permit such grant to vest pro rata for the portion of the year during which such director served.

        Initial Equity Grant.    Any newly elected independent director joining our Board of Directors will receive an initial option to purchase 40,000 shares of Common Stock when he or she is first elected as a member of the Board. The term of such options will not exceed ten years. The option grants vest over a four-year period, with one-eighth of shares subject to the option vesting six months after the date of grant and the remaining shares vesting ratably each month thereafter, subject to the independent director continuing to serve through each applicable vesting date.

        Awards granted to the independent directors under the 2006 Plan are generally not transferable, and all rights with respect to an award granted to a director or participant generally will be available during a director or participant's lifetime only to the director or participant.

        Each of the options granted to our independent directors was issued under the 1997 Plan or the 2006 Plan, which are plans that are available to all of our employees. As described under "Outstanding Equity Awards at Fiscal Year End," the 1997 Plan provides for certain acceleration upon a "merger" of the Company, as defined under the 1997 Plan, and the 2006 Plan provides for certain acceleration upon a "change of control" of the Company, as defined under the 2006 Plan. In addition, with respect to options and any other equity awards granted to non-employee directors that are assumed or substituted for upon a change of control under the 2006 Plan, if the non-employee director is terminated other than upon a voluntary resignation, the options and other equity awards granted to such non-employee director will fully vest and be exercisable with respect to 100% of the shares subject to such options and other equity awards.

        Pursuant to stock ownership guidelines adopted by the Board in October 2006 and updated in July 2013, each independent director will be expected to accumulate and hold an equivalent value of our Common Stock of three times their annual total equity compensation and to achieve this by January 1, 2012 or five years from the date that the director joined the Board, whichever is later. Directors are expected to maintain this minimum amount of stock ownership throughout their tenure on the Board. As of December 31, 2013, all of our directors met their ownership requirements.

AUDIT COMMITTEE REPORT

        This section shall not be deemed to be "soliciting material," or to be "filed" with the SEC, is not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of Rambus under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

Report of the Audit Committee	The following is the report of the Audit Committee of our Board of Directors with respect to our audited financial statements for the fiscal year ended December 31, 2013, which include our consolidated balance sheets as of December 31, 2013 and 2012 and the related consolidated statements of operations, comprehensive income (loss), stockholders' equity and cash flows for each of the fiscal years ended December 31, 2013, 2012 and 2011, and the notes thereto.
Review with Management	The Audit Committee has reviewed and discussed our audited financial statements and management's report on internal control over financial reporting with management.
Review and Discussions with the Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with us concerning independence, as may be modified or supplemented, and has discussed with PricewaterhouseCoopers LLP its independence from us.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 for filing with the SEC.

Respectfully submitted by:	THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
J. Thomas Bentley (Chair) Charles Kissner David Shrigley

OTHER MATTERS

        The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

        It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

BY ORDER OF THE BOARD OF DIRECTORS
Sunnyvale, California March 14, 2014

Appendix A

RAMBUS INC.
2006 EQUITY INCENTIVE PLAN
(as amended and restated April 26, 2012)

        1.    Purposes of the Plan.    The purposes of this Plan are:

      •
      to attract and retain the best available personnel for positions of substantial responsibility,

      •
      to provide incentives to individuals who perform services to the Company, and

      •
      to promote the success of the Company's business.

          The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

        2.    Definitions.    As used herein, the following definitions will apply:

          (a)   "Administrator" means the Committees that will be administering the Plan in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

          (d)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Board" means the Board of Directors of the Company.

          (f)    "Change in Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

             (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (g)   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (h)   "Committee" means a committee of independent, Outside Directors appointed by the Board in accordance with Section 4 hereof.

          (i)    "Common Stock" means the common stock of the Company.

          (j)    "Company" means Rambus Inc., a Delaware corporation, or any successor thereto.

          (k)   "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (l)    "Determination Date" means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as "performance-based compensation" under Section 162(m) of the Code.

          (m)  "Director" means a member of the Board.

          (n)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

          (o)   "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (q)   "Fair Market Value" means, as of any date, the value of Common Stock as the Administrator may determine in good faith by reference to the price of such stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock as the Administrator may determine in good faith.

          (r)   "Fiscal Year" means the fiscal year of the Company.

          (s)   "Incentive Stock Option" means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (t)    "Inside Director" means a Director who is an Employee.

          (u)   "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

          (v)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (w)  "Option" means a stock option granted pursuant to the Plan.

          (x)   "Outside Director" means a Director who is not an Employee.

          (y)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z)   "Participant" means the holder of an outstanding Award.

          (aa) "Performance Period" means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

          (bb) "Performance Share" means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

          (cc) "Performance Unit" means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

          (dd) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

          (ee) "Plan" means this 2006 Equity Incentive Plan.

          (ff)  "Restricted Stock" means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

          (gg) "Restricted Stock Unit" means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

          (hh) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (ii)   "Section 16(b)" means Section 16(b) of the Exchange Act.

          (jj)   "Service Provider" means an Employee, Director or Consultant.

          (kk) "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          (ll)   "Stock Appreciation Right" means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

          (mm)  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (nn) "Successor Corporation" has the meaning given to such term in Section 15(c) of the Plan.

        3.    Stock Subject to the Plan.

          (a)    Stock Subject to the Plan.    Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is 21,400,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b)    Full Value Awards.    Any Shares subject to Awards granted with an exercise price less than the Fair Market Value on the date of grant of such Awards will be counted against the numerical limits of this Section 3 as 1.5 Shares for every one Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), 1.5 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

          (c)    Lapsed Awards.    If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, all of the Shares covered by the Award (that is, Shares actually issued pursuant to a Stock Appreciation Right, as well as the Shares that represent payment of the exercise price) shall cease to be available under the Plan. However, Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and exercise price of an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(c).

          (d)    Share Reserve.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    General Administration; Multiple Administrative Bodies.    The Plan will be administered by a Committee or Committees as determined by the Board, which will be constituted to satisfy Applicable Laws. Different Committees with respect to different groups of Service Providers may administer the Plan.

            (ii)    Section 162(m).    To the extent desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

            (iv)  to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

             (v)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

            (vi)  to modify or amend each Award (subject to Section 20(c) of the Plan);

           (vii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (viii)  to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

            (ix)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Stock Options.

          (a)    Limitations.    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Shares subject to Options granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options covering more than 1,000,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted Options covering up to an additional 1,000,000 Shares.

          (c)    Term of Option.    The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

          (d)    Option Exercise Price and Consideration.

            (i)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. The exercise price for an Option may not be reduced without the consent of the Company's stockholders. This will include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, Stock Appreciation Right or other Award.

            (ii)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

            (iii)    Form of Consideration.    The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws.

          (e)    Exercise of Option.

            (i)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

            An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

            (ii)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iii)    Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

            (iv)    Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

        7.    Restricted Stock.

          (a)    Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

          (b)    Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Notwithstanding the foregoing sentence, during any Fiscal Year no Participant will receive more than an aggregate of 200,000 Shares of Restricted Stock; provided, however, that in connection with a Participant's initial service as an Employee, an Employee may be granted an aggregate of up to an additional 300,000 Shares of Restricted Stock. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

          (c)    Transferability.    Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

          (d)    Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

          (e)    Removal of Restrictions.    Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed; provided, however, Shares of Restricted Stock will not vest more rapidly than one-third (1/3rd) of the total number of Shares of Restricted Stock subject to an Award each year from the date of grant, unless the Administrator determines that the Award is to vest upon the achievement of performance criteria and the period for measuring such performance will cover at least twelve (12) months; provided, further, that the Administrator may grant Awards of Restricted Stock, Restricted Stock Units and Performance Units/Shares covering up to 5% of the total number of Shares reserved for issuance under the Plan that do not satisfy the forgoing vesting requirements. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Restricted Stock (provided, however, that the number of Shares subject or issuable pursuant to

  Awards of Restricted Stock, Restricted Stock Units and Performance Units/Shares eligible for such accelerated vesting shall not exceed 5% of the total number of Shares reserved for issuance under the Plan) or for accelerated vesting upon or in connection with a Change in Control (including any vesting acceleration provided for in Section 15(c)) or upon or in connection with a Participant's termination of service due to death, Disability or retirement.

          (f)    Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

          (g)    Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

          (h)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

        8.    Restricted Stock Units.

          (a)    Grant.    Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 8(d), may be left to the discretion of the Administrator. Notwithstanding the anything to the contrary in this subsection (a), during any fiscal year of the Company, no Participant will receive more than an aggregate of 200,000 Restricted Stock Units; provided, however, that in connection with a Participant's initial service as an Employee, an Employee may be granted an aggregate of up to an additional 300,000 Restricted Stock Units.

          (b)    Vesting Criteria and Other Terms.    The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine; provided, however, that, an Award of Restricted Stock Units will not vest more rapidly than one-third (1/3rd) of the total number of Restricted Stock Units subject to an Award each year from the date of grant, unless the Administrator determines that the Award is to vest upon the achievement of performance criteria and the period for measuring such performance will cover at least twelve (12) months; provided, further, that the Administrator may grant Awards of Restricted Stock, Restricted Stock Units and Performance Units/Shares covering up to 5% of the total number of Shares reserved for issuance under the Plan that do not satisfy the forgoing vesting requirements. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Restricted Stock Units (provided, however, that the number of Shares subject or issuable pursuant to Awards of Restricted Stock, Restricted Stock Units and Performance Units/Shares eligible for such accelerated vesting shall not exceed 5% of the total number of Shares reserved for issuance under the Plan) or for accelerated vesting upon or in connection with a Change in Control (including any vesting acceleration provided for in Section 15(c)) or upon or in connection with a Participant's termination of service due to death, Disability or retirement.

          (c)    Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

          (d)    Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

          (e)    Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

        9.    Stock Appreciation Rights.

          (a)    Grant of Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

          (b)    Number of Shares.    The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted Stock Appreciation Rights covering up to an additional 1,000,000 Shares.

          (c)    Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. The exercise price for a Stock Appreciation Right may not be reduced without the consent of the Company's stockholders. This will include, without limitation, a repricing of the Stock Appreciation Right as well as an exchange program whereby the Participant agrees to cancel an existing Stock Appreciation Right in exchange for an Option, Stock Appreciation Right or other Award.

          (d)    Stock Appreciation Right Agreement.    Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

          (e)    Expiration of Stock Appreciation Rights.    A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(e) also will apply to Stock Appreciation Rights.

          (f)    Payment of Stock Appreciation Right Amount.    Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

              (i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

             (ii)  The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        10.    Performance Units and Performance Shares.

          (a)    Grant of Performance Units/Shares.    Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant provided that during any Fiscal Year, (i) no Participant will receive Performance Units having an initial value greater than $2,000,000, and (ii) no Participant will receive more than 200,000 Performance Shares. Notwithstanding the foregoing limitation, in connection with a Participant's initial service as an Employee, an Employee may be granted up to an additional 300,000 Performance Shares.

          (b)    Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

          (c)    Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Participant. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine; provided, however, that Performance Units/Shares will not vest more rapidly than one-third (1/3rd) of the total number of Performance Units/Shares subject to an Award each year from the date of grant, unless the Administrator determines that the Award is to vest upon the achievement of performance criteria and the period for measuring such performance will cover at least twelve (12) months; provided, further, that the Administrator may grant Awards of Restricted Stock, Restricted Stock Units and Performance Units/Shares covering up to 5% of the total number of Shares reserved for issuance under the Plan that do not satisfy the forgoing vesting requirements. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may provide at the time of or following the date of grant for accelerated vesting for an Award of Performance Units/Shares (provided, however, that the number of Shares subject or issuable pursuant to Awards of Restricted Stock, Restricted Stock Units and Performance Units/Shares eligible for such accelerated vesting shall not exceed 5% of the total number of Shares reserved for issuance under the Plan) or for accelerated vesting upon or in connection with a Change in Control (including any vesting acceleration provided for in Section 15(c)) or upon or in connection with a Participant's termination of service due to death, Disability or retirement.

          (d)    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

          (e)    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/

  Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

          (f)    Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

        11.    Performance Goals.    The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement ("Performance Goals") including cash flow; cash position; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per Share; economic profit; economic value added; equity or stockholder's equity; market share; net income; net profit; net sales; operating earnings; operating income; profit before tax; ratio of debt to debt plus equity; ratio of operating earnings to capital spending; sales growth; return on net assets; or total return to stockholders. Any Performance Goals may be used to measure the performance of the Company as a whole or an business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company's financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award.

        12.    Leaves of Absence.    Unless the Administrator provides otherwise, or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder on or after July 17, 2007, will be suspended starting on the 30th consecutive day of any unpaid leave of absence approved by the Company, with such suspension of vesting terminating upon the Participant's resumption of service with the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

        13.    Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

        14.    Awards to Outside Directors

          (a)    General.    All grants of Awards to Outside Directors pursuant to this Section 14 will be automatic and nondiscretionary and will be made in accordance with the following provisions, except as otherwise provided herein.

          (b)    Granting of Awards.

            (i)    Initial Award.    Each Outside Director who becomes an Outside Director after the effective date of this Plan will be automatically granted a Nonstatutory Stock Option to purchase 40,000 Shares (the "Initial Award") on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive an Initial Award.

            (ii)    Subsequent Awards.    Each Outside Director will be automatically granted an Award of Restricted Stock Units on October 1 of each year; provided that he or she is then an Outside Director (a "Subsequent Award"). The number of Restricted Stock Units subject to the Subsequent Award will be determined in the sole discretion of the Board or the Administrator on or prior to the Award becoming effective on the applicable October 1 grant date.

          (c)    Terms of Initial Award.    The terms of the Initial Award will be as follows:

              (i)  The term of the Initial Award will be ten (10) years.

             (ii)  The exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant. In the event that the date of grant is not a trading day, the exercise price per Share will be the Fair Market Value on the next trading day immediately following the date of grant.

            (iii)  Subject to the provisions of Section 15, 12.5% of the Shares subject to the Initial Award will vest six (6) months after the date of grant, and 1/48 of the Shares subject to the Initial Award will vest each month thereafter so that 100% of the Shares subject to the Initial Award will be vested four (4) years from the grant date, subject to the Outside Director remaining a Service Provider through each such vesting date.

          (d)    Subsequent Award.    The terms of each Subsequent Award will be as follows:

              (i)  Subject to the provisions of Section 15, the Subsequent Award will vest and become payable as to 100% of the Restricted Stock Units subject to the Award on the twelve (12) month anniversary of the date of grant, subject to the Outside Director remaining a Service Provider through such vesting date. Notwithstanding the foregoing, at any time after the grant of the Subsequent Award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout of the Restricted Stock Units subject to the Subsequent Award.

             (ii)  To the extent not in conflict with the terms of this Section 14, the other terms and conditions of the Plan will apply to any Subsequent Awards.

          (e)    Adjustments.    The Administrator in its discretion may change and otherwise revise the terms of Awards granted under this Section 14, including, without limitation, the number of Shares and/or the types of Awards to be granted, for Awards granted on or after the date the Administrator determines to make any such change or revision.

          (f)    Other Awards.    Nothing in this Section 14 will limit the ability of the Administrator to grant all types of Awards under the Plan (including Options) to Outside Directors in addition to the Awards that are granted to them under this Section 14.

        15.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9, 10 and 14.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Change in Control.    In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

        With respect to Awards granted to Outside Directors that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant's status as a Director or a director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares subject thereto, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

        For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

        Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant's consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation's post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

        16.    Tax Withholding

          (a)    Withholding Requirements.    Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

          (b)    Withholding Arrangements.    The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, or (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

        17.    No Effect on Employment or Service.    Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

        18.    Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

        19.    Term of Plan.    Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 20 of the Plan.

        20.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board or the Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b)    Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        21.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        22.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

        23.    Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Appendix B

RAMBUS INC.

2006 EMPLOYEE STOCK PURCHASE PLAN
(as amended and restated April 26, 2012)

        The following constitutes the provisions of the 2006 Employee Stock Purchase Plan of Rambus Inc.

        1.    Purpose.    The purpose of the Plan is to provide Employees with an opportunity to purchase Common Stock through accumulated Contributions (as defined in Section 2(h) below). It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Plan, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code.

        2.    Definitions.

          (a)   "Administrator" means the Board or any committee designated by the Board to administer the Plan pursuant to Section 14.

          (b)   "Board" means the Board of Directors of the Company.

          (c)   "Change of Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

             (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

            (iii)  The consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

            (iv)  A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors. "Incumbent Directors" means Directors who either (A) are Directors as of the effective date of the Plan (pursuant to Section 23 hereof), or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors of the Company).

          (d)   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

          (e)   "Common Stock" means the common stock of the Company.

          (f)    "Company" means Rambus Inc., a Delaware corporation.

          (g)   "Compensation" means an Employee's base straight time gross earnings, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (h)   "Contributions" means the payroll deductions and other additional payments to the Company that the Company may permit to be made by a participant to fund the exercise of options granted pursuant to the Plan.

          (i)    "Designated Subsidiary" means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.

          (j)    "Director" means a member of the Board.

          (k)   "Employee" means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds three (3) months and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and (1) day following the start of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that the definition of Employee will or will not include an individual if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (2) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (3) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), or (4) is a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or who is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Employees are participating in that Offering.

          (l)    "Employer" means any one or all of the Company and its Designated Subsidiaries.

          (m)  "Enrollment Date" means the first Trading Day of each Offering Period.

          (n)   "Exchange Act" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

          (o)   "Exercise Date" means the first Trading Day on or after May 1 and November 1 of each year.

          (p)   "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

            (iii)  In the absence of an established market for the Common Stock, its Fair Market Value will be determined in good faith by the Administrator.

          (q)   "Offering" means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of this Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical.

          (r)   "Offering Periods" means the periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the first Trading Day on or after the May 1 and November 1 Offering Period commencement date approximately six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (s)   "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (t)    "Plan" means this 2006 Employee Stock Purchase Plan.

          (u)   "Purchase Price" means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

          (v)   "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (w)  "Trading Day" means a day on which the U.S. national stock exchanges and the Nasdaq System are open for trading.

        3.    Eligibility.

          (a)    Offering Periods.    Any individual who is an Employee as of the Enrollment Date of any Offering Period will be eligible to participate in such Offering Period, subject to the requirements of Section 5. Employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering if the participation of such Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code.

          (b)    Limitations.    Any provisions of the Plan to the contrary notwithstanding, no Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

        4.    Offering Periods.    The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Administrator will determine, and continuing thereafter until terminated in accordance with Section 20. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

        5.    Participation.    An Employee who is eligible to participate in the Plan pursuant to Section 3(a) may become a participant by (i) submitting to the Company's payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure prescribed by the Administrator.

        6.    Contributions.

          (a)   At the time a participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each payday or other Contributions (to the extent permitted by the Administrator) made during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each such payday. The Administrator, in its sole discretion, may permit all participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Offering Period, provided that payment through means other than payroll deductions shall be permitted only if the participant has not already had the maximum permitted amount withheld through payroll deductions during the Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (b)   Payroll deductions authorized by a participant will commence on the first payday following the Enrollment Date and will end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10.

          (c)   All Contributions made for a participant will be credited to his or her account under the Plan and will be made in whole percentages only. A participant may not make any additional payments into such account.

          (d)   A participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her Contributions during the Offering Period by (i) properly completing and submitting to the Company's payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator; provided, however, that unless the Administrator provides otherwise, a participant may reduce, but not increase, his or her Contribution rate during an Offering Period for that Offering Period (it being understood that a participant may increase the Contribution rate for future Offering Periods prior to the commencement of any such Offering Period). If a participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of Contribution rate changes that may be made by participants during any Offering Period. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

          (e)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant's Contributions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, Contributions will recommence at the rate originally elected by the participant effective as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

          (f)    Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, and (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code.

          (g)   At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee. In addition, the Company or the Employer, may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

        7.    Grant of Option.    On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period will be granted an option to purchase on the Exercise Date(s) of such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such participant's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event will a participant be permitted to purchase during each Offering Period more than five thousand (5,000) shares of Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Employee may accept the grant of such option with respect to any Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that a participant may purchase during each Offering Period. Exercise of the option will occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

        8.    Exercise of Option.

          (a)   Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such participant at the applicable Purchase Price with the accumulated Contributions in his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a participant's account which are not sufficient to purchase a full share will be returned to the participant. Any other funds left over in a participant's account after the Exercise Date will be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b)   Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and either (x) continue any Offering Period then in effect, or (y) terminate any Offering Period then in effect pursuant to Section 20. The Company may make pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company's stockholders subsequent to such Enrollment Date.

        9.    Delivery.    As soon as administratively practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. No participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the participant as provided in this Section 9.

        10.    Withdrawal.

          (a)   Under procedures established by the Administrator, a participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company's payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. All of the participant's Contributions credited to his or her account will be paid to such participant as promptly as practicable after the effective date of his or her withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period unless the participant re-enrolls in the Plan in accordance with the provisions of Section 5.

          (b)   A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

        11.    Termination of Employment.    Upon a participant's ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such participant's account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment will be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        12.    Interest.    No interest will accrue on the Contributions of a participant in the Plan, except as may be required by applicable law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall apply to all participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

        13.    Stock.

          (a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock which will be made available for sale under the Plan will be 3,100,000 shares of Common Stock.

          (b)   Shares of Common Stock to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

        14.    Administration.    The Board or a committee of members of the Board who will be appointed from time to time by, and will serve at the pleasure of, the Board, will administer the Plan. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the United States). Unless otherwise determined by the Administrator, the Employees eligible to participate in each such sub-plan will participate in a separate Offering. The Administrator, in its sole discretion and on such terms and conditions as it may provide, may delegate to one or more individuals all or any part of its authority and powers under the Plan. Every finding, decision and determination made by the Administrator (or its designee) will, to the full extent permitted by law, be final and binding upon all parties.

        15.    Designation of Beneficiary.

          (a)   A participant may designate a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

          (b)   The participant may change such designation of beneficiary at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (c)   All beneficiary designations under this Section 15 will be made in such form and manner as the Administrator may prescribe from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

        16.    Transferability.    Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 10.

        17.    Use of Funds.    The Company may use all Contributions received or held by the Company under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions, except under Offerings in which applicable local law requires that Contributions to the Plan by participants be segregated from the Company's general corporate funds and/or deposited with an independent third party for participants in non-U.S. jurisdictions. Until shares of Common Stock are issued under the Plan (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant will only have the rights of an unsecured creditor with respect to such shares.

        18.    Reports.    Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

        19.    Adjustments, Dissolution, Liquidation or Change of Control.

          (a)    Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Administrator will adjust the number and class of Common Stock which may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Exercise Date (the "New Exercise Date"), and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date will be before the date of the Company's proposed dissolution or liquidation. The Board will notify each participant in writing or electronically, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

          (c)    Change of Control.    In the event of a Change of Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Offering Period then in progress will be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Period then in progress will end on the New Exercise Date. The New Exercise Date will be before the date of the Company's proposed Change of Control. The Board will notify each participant in writing or electronically, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10.

        20.    Amendment or Termination.

          (a)   The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted under the Plan, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination or suspension of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain stockholder approval in such a manner and to such a degree as required.

          (b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Administrator will be entitled to change the Offering Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

          (c)   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

              (i)  amending the Plan to conform with the safe harbor definition under Statement of Financial Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

             (ii)  altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

            (iii)  shortening any Offering Period so that such Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action;

            (iv)  reducing the maximum percentage of Compensation a participant may elect to set aside as Contributions; and

             (v)  reducing the maximum number of Shares a participant may purchase during any Offering Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan participants.

        21.    Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        22.    Conditions Upon Issuance of Shares.    Shares of Common Stock will not be issued with respect to an option under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

        23.    Term of Plan.    The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years, unless sooner terminated under Section 20.

SAMPLE SUBSCRIPTION AGREEMENT

RAMBUS INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application Change in Payroll Deduction Rate Change of Beneficiary(ies)	Offering Date:
1.
                                     hereby elects to participate in the Rambus Inc. 2006 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

2.
I hereby authorize payroll deductions from each paycheck in the amount of         % of my Compensation on each payday (from 1 to 15%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.
I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.
I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Plan.

5.
Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of Employee or Employee and Spouse only.

6.
I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.
I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.
In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and/or shares due me under the Plan:

NAME: (Please print)
	(First)	(Middle)	(Last)

Relationship
Percentage Benefit	(Address)

NAME: (please print)
	(First)	(Middle)	(Last)

Relationship
Percentage of Benefit	(Address)

Employee's Social Security Number:
Employee's Address:

        I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	Signature of Employee
Spouse's Signature (If beneficiary other than spouse)

SAMPLE WITHDRAWAL NOTICE

RAMBUS INC.

2006 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

        The undersigned participant in the Offering Period of the Rambus Inc. 2006 Employee Stock Purchase Plan which began on                         ,              (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date:

ANNUAL MEETING OF STOCKHOLDERS APRIL 24, 2014 9:00 a.m. Pacific Time www.virtualshareholdermeeting.com/RMBS2014 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. M67317-P48464 Rambus Inc. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 24, 2014. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RAMBUS INC. The undersigned stockholder of Rambus Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated March 14, 2014, and hereby appoints Ronald Black and Jae Kim, and each of them as proxies and attorneys-in-fact, each with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Rambus Inc. to be held on April 24, 2014 at 9:00 a.m. Pacific Time, at www.virtualshareholdermeeting.com/RMBS2014 and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company held of record by the undersigned as hereinafter specified upon the proposals listed on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 ON THE REVERSE SIDE AND, AS THE PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. SEE REVERSE SIDE SEE REVERSE SIDE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RMBS2014 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ATTN: SECRETARY 1050 ENTERPRISE WAY, SUITE 700 SUNNYVALE, CALIFORNIA 94089 M67316-P48464 RAMBUS INC. The Board of Directors unanimously recommends a "For" vote on Proposals 1, 2, 3, 4 and 5. 1. Election of Directors For Against Abstain Nominees: ! ! ! 1a. J. Thomas Bentley ! ! ! 1b. Charles Kissner ! ! ! 1c. David Shrigley For Against Abstain ! ! ! 2. Advisory vote to approve named executive officer compensation. ! ! ! 3. Approval of an amendment to the 2006 Equity Incentive Plan to increase the number of shares of common stock of the Company reserved for issuance thereunder by 10,000,000 shares. ! ! ! 4. Approval of an amendment to the 2006 Employee Stock Purchase Plan to increase the number of shares of common stock of the Company reserved for issuance thereunder by 1,500,000 shares. ! ! ! 5. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Please sign exactly as your name appears above. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or in another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership's name by authorized person.